LB-UBS COMMERCIAL MORTGAGE

TRUST 2005-C3

COMMERCIAL MORTGAGE PASS-THROUGH

CERTIFICATES, SERIES 2005-C3

Classes A-1, A-2, A-3, A-AB, A-4, A-M, A-J, X-CP, B, C, D, E and F

$1,860,868,000 (APPROXIMATE TOTAL PRINCIPAL BALANCE)

June 16, 2005

THE INFORMATION CONTAINED HEREIN (THIS “INFORMATION”) DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM, INCLUDING ANY RISK FACTORS CONTAINED IN ANY SUCH DOCUMENTS (COLLECTIVELY, THE “OFFERING DOCUMENT”). THIS INFORMATION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS, RISK FACTORS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS’ PRIOR WRITTEN CONSENT. THE UNDERWRITERS MAY FROM TIME TO TIME PERFORM INVESTMENT BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR VERSIONS HEREOF OR OTHER RELATED TERM SHEETS PREVIOUSLY DISTRIBUTED AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL IS CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES WITHOUT THE UNDERWRITERS’ PRIOR WRITTEN CONSENT. IN FURNISHING THIS INFORMATION, THE UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY ADDITIONAL INFORMATION OR TO UPDATE THE INFORMATION OR TO CORRECT ANY INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

THE SECURITIES TO WHICH THESE MATERIALS RELATE (THE “SUBJECT SECURITIES”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT OF KOREA AND NONE OF THE SUBJECT SECURITIES MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA OR TO ANY PERSONS FOR THE REOFFERING OR RESALE, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA, EXCEPT PURSUANT TO APPLICABLE LAWS AND REGULATIONS OF KOREA.  NONE OF LEHMAN BROTHERS INC. OR UBS SECURITIES LLC OR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF THESE MATERIALS OR OF THE SUBJECT SECURITIES TO ACQUIRE THE SUBJECT SECURITIES UNDER THE LAWS OF KOREA, INCLUDING, WITHOUT LIMITATION, THE FOREIGN EXCHANGE TRANSACTION REGULATIONS OF KOREA.  IN ADDITION, ANY RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES REPRESENTS THAT IT IS PURCHASING OR ACQUIRING THE SUBJECT SECURITIES AS PRINCIPAL FOR ITS OWN ACCOUNT.  FOR A PERIOD OF ONE YEAR FROM THE ISSUE DATE OF THE  SUBJECT SECURITIES, NEITHER THE HOLDER OF THE  SUBJECT SECURITIES NOR ANY RESIDENT OF KOREA MAY TRANSFER THE SUBJECT SECURITIES IN KOREA OR TO ANY RESIDENT OF KOREA UNLESS SUCH TRANSFER INVOLVES ALL OF THE SUBJECT SECURITIES HELD BY IT.  ALSO, FOR A PERIOD OF ONE YEAR FROM THE ISSUE DATE OF THE SUBJECT SECURITIES, THE FACE AMOUNT OF EACH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES HELD BY A RESIDENT OF KOREA SHALL NOT BE SUBDIVIDED INTO MORE THAN ONE SUCH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES.  FURTHERMORE, THE PURCHASER OF THE SUBJECT SECURITIES SHALL COMPLY WITH ALL APPLICABLE REGULATORY REQUIREMENTS (INCLUDING BUT NOT LIMITED TO REQUIREMENTS UNDER THE FOREIGN EXCHANGE TRANSACTION LAWS) IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.  FOR THE AVOIDANCE OF DOUBT, IT IS THE SOLE RESPONSIBILITY OF THE RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES TO DETERMINE WHETHER SUCH RECIPIENT OR PURCHASER IS ELIGIBLE FOR THE ACQUISITION OF THE SUBJECT SECURITIES UNDER APPLICABLE LAWS AND REGULATIONS OF KOREA, AND WHETHER SUCH RECIPIENT OR PURCHASER WILL HAVE COMPLIED WITH ALL APPLICABLE KOREAN LEGAL AND REGULATORY REQUIREMENTS IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.

NOTICE TO RESIDENTS OF GERMANY

EACH OF THE UNDERWRITERS HAS CONFIRMED THAT IT IS AWARE THAT NO GERMAN SALES PROSPECTUS (VERKAUFSPROSPEKT) HAS BEEN OR WILL BE PUBLISHED IN RESPECT OF THE OFFERING OF THE LB-UBS COMMERCIAL MORTGAGE TRUST 2005-C3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2005-C3 (“CERTIFICATES”) AND EACH OF THE UNDERWRITERS HAS REPRESENTED AND AGREED THAT IT WILL COMPLY WITH THE GERMAN SECURITIES SALES PROSPECTUS ACT (WERTPAPIER – VERKAUFSPROSPEKTGESETZ) OR ANY OTHER LAWS APPLICABLE IN GERMANY GOVERNING THE ISSUE, OFFERING AND SALE OF THE CERTIFICATES.  IN PARTICULAR, EACH UNDERWRITER HAS UNDERTAKEN NOT TO ENGAGE IN A PUBLIC OFFERING (OFFENTLICHES ANGEBOT) IN GERMANY WITH RESPECT TO ANY OF THE CERTIFICATES OTHERWISE THAN IN ACCORDANCE WITH THE GERMAN SECURITIES SALES PROSPECTUS ACT AND ANY OTHER ACT REPLACING OR SUPPLEMENTING IT AND ALL OTHER APPLICABLE LAWS AND REGULATIONS.

ANY CERTIFICATES PURCHASED BY ANY PERSON WHICH IT WISHES TO OFFER FOR SALE OR RESALE MAY NOT BE OFFERED IN ANY JURISDICTION IN CIRCUMSTANCES WHICH WOULD RESULT IN THE DEPOSITOR BEING OBLIGATED TO REGISTER ANY FURTHER PROSPECTUS OR CORRESPONDING DOCUMENT RELATING TO THE CERTIFICATES IN SUCH JURISDICTION.

Table of Contents

I.

Transaction Highlights

II.

Structural Highlights

III.

Collateral Pool Highlights

IV.

Investment Grade and Significant Mortgage Loans

V.

Investor Reporting

VI.

Timeline

Transaction Highlights

Transaction Highlights

THESE MATERIALS CONTAIN SELECTED SUMMARY INFORMATION REGARDING THE OFFERED CERTIFICATES IDENTIFIED BELOW AND RELATED MATTERS. THESE MATERIALS DO NOT CONTAIN ALL OF THE INFORMATION YOU NEED TO CONSIDER IN MAKING AN INVESTMENT DECISION. YOU SHOULD READ CAREFULLY THE PRELIMINARY PROSPECTUS SUPPLEMENT RELATING TO THE OFFERED CERTIFICATES (THE “PROSPECTUS SUPPLEMENT”) AND THE  ACCOMPANYING PROSPECTUS IN FULL. CAPITALIZED TERMS USED IN THESE MATERIALS BUT NOT OTHERWISE DEFINED WILL HAVE THE RESPECTIVE MEANINGS  ASSIGNED TO THOSE TERMS IN THE GLOSSARY TO THE  PROSPECTUS SUPPLEMENT. A COPY OF THE PROSPECTUS SUPPLEMENT CAN BE OBTAINED BY CONTACTING DAVE  NASS AT 212-526-8829 OR BRAY KELLY AT 212-713-8663.

Series and Class Designation:

LB-UBS Commercial Mortgage Trust 2005-C 3 (the “Trust”), Commercial Mortgage Pass-
Through Certificates, Series 2005-C 3 (the “Certificates”), to be issued in multiple classes (each, a “Class”) designated as Classes A-1, A-2, A-3, A-AB, A-4 , X-CP, X-CL, A-M,  A-J, B, C, D,
E, F, G, H, J,  K, L, M, N, P, Q, S, T, ML-1, ML-2 , CBM-1, CBM-2, CBM-3, X-CBM,  R-I, R-
II and R-III. The Certificates will evidence the entire beneficial ownership of the assets of the
Trust (such assets, collectively, the “Trust Fund”).

Offered Certificates:

The Offered Certificates will consist of the Class A-1, A-2, A-3, A-AB, A-4 ,  X-CP, A-M,  A-J,
B,  C, D , E and F Certificates. The Offered Certificates are the only securities offered by the
Prospectus Supplement. The Offered Certificates will have a total principal balance of approximately $1,860,868 ,000.

Non

-

Offered

Certificates:

The Class X-CL , G, H, J, K, L, M, N, P, Q, S,  T, ML-1, ML-2, CBM-1, CBM-2, CBM-3, X-
CBM,  R-I, R-II and R-III Certificates are the Non-Offered Certificates and will either be retained by the  Depositor (as identified below) or transferred in transactions that do not require registration under  the Securities Act of 1933, as amended. The Non-Offered Certificates will have a total principal balance of approximately $210,086,190.

Transaction Highlights

1

Transaction Highlights

Mortgage Pool:

The primary asset of the Trust Fund will be a segregated pool of approximately 112 mortgage loans (the “Mortgage Loans”) with, subject to the discussion in the next paragraph, a total Cut-off
Date Balance (an “Initial Mortgage Pool Balance”) of approximately $1,977,017,986, subject to a variance of plus or minus 5%. Subject to the discussion in the next paragraph, the “Cut-off Date
Balance” of each Mortgage Loan will equal the unpaid principal balance of that Mortgage Loan as of the Cut-off Date (as identified below) after application of all payments of principal due on or before that date, whether or not received.

Each of the Mortgage Loans identified in the Prospectus Supplement as the “200 Park Avenue
Mortgage Loan” and the “Courtyard by Marriott Portfolio Mortgage Loan”, respectively, consists of two (2) loan components that are referred to as a “Pooled Component” and a “Non-Pooled
Component”, respectively. In connection therewith: (a) the 200 Park Avenue Mortgage Loan and the Courtyard by Marriott Portfolio Mortgage Loan are sometimes referred to as the “Split
Mortgage Loans”; (b) the respective Pooled Components of the Split Mortgage Loans are sometimes referred to as the “Split Mortgage Loan Pooled Components”; and (c) the respective
Non-Pooled Components of the Split Mortgage Loans are sometimes referred to as the “Split
Mortgage Loan Non-Pooled Components”. For purposes of presenting information in these materials, unless otherwise clearly indicated, the respective Non-Pooled Components of the Split
Mortgage Loans are each treated as being a separate mortgage loan that is outside of the Trust.
Accordingly, references in these materials to the Initial Mortgage Pool Balance are intended to exclude the principal balances of the respective Non-Pooled Components of the Split Mort-
gage Loans.

2

Transaction Highlights

Transaction Highlights

Co

-

Lead Manager/Sole Book Runner:

Lehman Brothers Inc.

Co

-

Lead Manager:

UBS Securities LLC

Rating Agencies:

Standard & Poor’s, a division of The McGraw

-

Hill Companies, Inc. (“S&P”)

and

Moody’s

Investors Service, Inc. (“Moody’s”)

Depositor:

Structured As

set Securities Corporation II.

Trustee:

LaSalle Bank National Association.

Fiscal Agent:

ABN AMRO Bank N.V.

Master Servicer:

Wells Fargo Bank, National Association.

Special Servicer:

J

.

E

.

R

obert

Company, Inc.

Cut

-

Off Date:

Individually and collectively, as the context may require, with respect to each Mortgage Loan, the later of  June 13, 2005 and the related date of origination.

Determination Date:

11th  day of each month or if such day is not a business day, then the following business day.

.

Distribu

tion Date:

4th business day after the Determination Date of each month, commencing in July 2005.

Interest Accrual Period:

With respect to any Distribution Date, the period commencing on the 11th day of the month preceding the month in which that Distribution Date occurs and ending on the 10th day of the month in which that Distribution Date occurs.

3

Transaction Highlights

Transaction Highlights

ERISA:

The Depositor anticipates that, subject to satisfaction of the conditions referred to under “ERISA
Considerations” in the Prospectus Supplement, retirement plans and other employee benefit plans and arrangements subject to (a) Title I of the Employee Retirement Income Security Act of 1974,  as
amended (“ERISA”), or  (b)  section 4975 of the Internal Revenue Code of 1986, as amended  (the
“Internal Revenue Code”), will be able to invest in the Offered Certificates without giving rise  to a prohibited transaction. This is based upon an individual prohibited transaction exemption  granted to a predecessor to Lehman Brothers Inc. by the U.S. Department of Labor.

Tax:

The Offered Certificates will evidence regular interests in, and generally be treated as debt obligations of, a real estate mortgage investment conduit (a “REMIC”) under the applicable provisions of the Internal Revenue Code.

SMMEA:

The Offered Certificates will not be mortgage related securities within the meaning of the Secondary
Mortgage Market Enhancement Act of 1984, as amended (“SMMEA”).

Settlement:

Through the book - entry facilities of The Depository Trust Company (“DTC”) in the case of all
Offered Certificates.

Denominations:

Class

Minimum Denomination

(1)

Classes A

-

1, A

-

2, A

-

3

,

A

-

AB

, A

-

4

,

A

-

M,

A

-

J, B, C, D

, E

and

F

$10,000

Class X

-

CP

$250,000

Bloomberg:

It is expected that cash flows will be modeled on Bloomberg.

.

Lehman Brothers CMBS Index:

It is expected that the Offered Certificates will be included in the Lehman Brothers CMBS Index.

.

___________________________

1.

Increments of $1 thereafter.

4

Transaction Highlights

Structural Highlights

___________________________

*See footnotes on next page

Structural Highlights

Bond Structure

Structural Highlights

Class

Approx. Initial Total

Principal Balance or

Notional

Amount ($)

Ratings

(

S&P

/Moody’s)

Approx

imate

Credit

Support

(3)

Pass

-

Through

Rate Description

Wtd. Avg. Life

(ye

ars)

(7)

Principal Window

(7)

Offered Certificates

A

-

1

$83,000,000

AAA/Aaa

  30.000%

(4)

Fixed Rate

2.71

07/2005

–

04/2010

A

-

2

$150,000,000

AAA/Aaa

  30.000%

(4)

Fixed Rate

4.91

04/2010

–

07

/2010

A

-

3

$369,000,000

AAA/Aaa

  30.000%

(4)

Fixed Rate

6.46

10/2011

–

05/2012

A

-

AB

$83,000,000

AAA/Aaa

  30.000%

(4)

Fixed Rate

7.12

07

/2010

–

10/

2014

A

-

4

$698,912,000

AAA/Aaa

  30.000%

(4)

Fixed Rate

9.73

10/2014

–

05/2015

A

-

M

$197,702,000

AAA/Aaa

  20.000%

Fixed Rate

9.88

05/2015

–

05/2015

A

-

J

$185,345,000

AAA/Aaa

  10.625%

Fixed Rate

9.89

05/2015

–

06/2015

B

$22

,

242

,000

AA+/Aa1

9.500

%

Fixe

d Rate

(5)

9.96

06/2015

–

06/2015

C

$19,770

,000

AA/Aa2

8.500

%

Fixed Rate

(5)

9.96

06/2015

–

06/2015

D

$19,770,000

AA

-

/Aa3

7.500%

Fixed Rate

(5)

9.96

06/2015

–

06/2015

E

$12,

356

,000

A+/A1

6.875

%

Fixed Rate

(5)

9.96

06/2015

–

06/2015

F

$19,771

,000

A/A2

5.875

%

Fixed Rate

(5)

9.99

06/2015

–

07

/2015

X

-

CP

$

1,

851

,

490

,000

(2

)

AAA/

Aaa

N/A

Variable IO

(6)

5.5

8

(

8

)

06

/200

6

–

0

6

/20

12

(9

)

Non-Offered Certificates

-

X

-

CL

$

1,97

7

,

017

,

986

(2

)

AAA/

Aaa

N/A

Variable IO

8

.5

8

07/2005

–

05

/2020

(9

)

G

$14,

827

,000

A-/A3

5.

1

25

%

Fixed Rate

(5)

10.04

07

/2015

–

0

7

/2015

H

$22,

242

,000

BBB+/Baa1

4.000

%

Fixed Rate

(5)

10.04

07/2015

–

07

/2015

J

$19,

770

,000

BBB/Baa2

3.000

%

Fixed Rate

(5)

13.2

4

07

/2015

–

04/2020

K

$19,

770

,000

BBB

-

/Baa3

2

.000

%

Fixed Rate

(5)

14.82

04/2020

–

05/20

20

L

$7,414,000

BB+/Ba1

1.625%

Fixed Rate

14.88

05/2020

–

05/2020

M

$2,471,000

BB/Ba2

1.500%

Fixed Rate

14.88

05/2020

–

05/2020

N

$2,471,000

BB-/Ba3

1.375%

Fixed Rate

14.88

05/2020

–

05/2020

P

$4,943,000

B+/NR

1.125%

Fixed Rate

14.88

05/2020

–

05/2

020

Q

$2,471,000

B/NR

1.000%

Fixed Rate

14.88

05/2020

–

05/2020

S

$4,943,000

B

-

/NR

0.750%

Fixed Rate

14.88

05/2020

–

05/2020

T

$14,827,986

NR/NR

N/A

Fixed Rate

14.88

05/2020

–

05/2020

ML

-

1

$7,536,204

NA

N/A

Fixed Rate

9.86

05/2015

–

05/2015

ML

-

2

$43,700,000

NA

N/A

Fixed Rate

9.86

05/2015

–

05/2015

CBM

-

1

$5,400,000

NA

N/A

Fixed Rate

5.81

05/2008

–

12/2013

CBM

-

2

$16,500,000

NA

N/A

Fixed Rate

9.72

12/2013

–

04/2015

CBM

-

3

$20,800,000

NA

N/A

Fixed Rate

9.78

04/2015

–

04/2015

X

-

CBM

$42,700,000

(2)

NA

N/A

Variable IO

(6)

9.26

(8)

05/2008

–

04/2015

(9)

5

(6)

(8)

The Non-Offered Certificates are not offered by the Prospectus Supplement or the accompanying Prospectus.  The Non-Offered Certificates include the Class ML-1, ML-2, CBM-1, CBM-2, CBM-3 and X-CBM Certificates (collectively, the “Loan Specific Certificates”).  The Class ML-1 and ML-2 Certificates represent interests solely in the Non-Pooled Component of the 200 Park Avenue Mortgage Loan, and the Class CBM-1, CBM-2, CBM-3 and X-CBM Certificates represent interests solely in the Non-Pooled Component of the Courtyard by Marriott Portfolio Mortgage Loan.  The respective Split Mortgage Loan Pooled Components will be pooled with the other Mortgage Loans to back the Certificates, excluding the Loan-Specific Certificates, and payments and other collections on the Split Mortgage Loan Non-Pooled Components will not be available to make payments on any of the Certificates, other than the Loan-Specific Certificates.  The Non-Offered Certificates also include the Class R-I, R-II and R-III Certificates, which are residual interest certificates, are not shown in the table on the previous page and do not have principal balances, notional amounts or pass-through rates.

Structural Highlights

Bond Structure (cont.)

6

Represents total notional amount. See “Description of the Offered Certificates – Payments – General” in the Prospectus Supplement.

Represents the total principal balance of all more subordinate Certificates shown in the table on the previous page (other than the Loan-Specific Certificates), expressed as a percentage of the Initial Mortgage Pool Balance.

Presented on an aggregate basis for the Class A-1, A-2, A-3, A-AB and A-4 Certificates.

For any Distribution Date, if the weighted average of certain net interest rates on the Mortgage Loans (or, in the case of the Split Mortgage Loans, solely on the respective Split Mortgage Loan Pooled Components) is less than a specified fixed rate for the subject Class, then the applicable pass-through rate in effect for that Class will equal that weighted average net interest rate.  See “Description of the Offered Certificates – Payments – Calculation of Pass-Through Rates” in the Prospectus Supplement.

The Class X-CL, X-CP and X-CBM Certificates accrue interest on their respective notional amounts at the weighted average of certain strip rates.  See “Description of the Offered Certificates – Payments – Calculation of Pass-Through Rates” in the Prospectus Supplement.

Calculated, assuming among other things, 0% CPR and no defaults or losses.  Also based on Modeling Assumptions set forth in glossary to the Prospectus Supplement.  Any deviation from these assumptions can result in a different (and, possibly, a materially different) weighted average life and/or principal window for any Class of Certificates.  No representation is made as to the reasonableness of these assumptions.

Represents the weighted average life of each dollar reduction in notional amount.

Represents period over which the notional amount will be reduced to zero.

1.

3.

4.

5.

6.

7.

8.

9.

2.

Structural Highlights

Structural Highlights

General Distribution Matters:

Senior/Subordinate Structure:

The respective Classes of the Regular Certificates will entitle holders to varying degrees of seniority for purposes of —

•

receiving payments of interest and, if and when applicable, payments of principal, and

•

7

The Class A-1, A-2, A-3, A-AB, A-4 , A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, P, Q , S and
T Certificates (collectively, the “ Sequential Pay Certificates”) are , together with the Class ML-1,
ML-2, CBM-1, CBM-2 and CBM-3 Certificates (collectively, the “Loan-Specific Principal
Balance Certificates” and, collectively with the Sequential Pay Certificates, the “Principal
Balance Certificates”) , the only Classes of Certificates with principal balances and, accordingly, the only C lasses of Certificates that entitle holders to payments of principal. The Class X-CP , X-
CL and X-CBM Certificates (collectively, the “Interest Only Certificates”) do not have principal balances but do have notional amounts for purposes of the accrual of interest. The Principal
Balance Certificates and the Interest Only Certificates (collectively, the “Regular Certificates”)
have pass-through rates and accrue interest. The Class R-I, R-II and R-III Certificates, which are residual interest certificates, d o not have principal balances, notional amounts or pass-through rates and are not expected to receive any material distributions.

bearing the effects of losses on the Mortgage Loans, as well as default-related and other unanticipated expenses of the Trust.

In connection therewith, and without regard to the Loan-Specific Certificates : (a) the Class A-1, A-
2, A-3, A-AB, A-4 , X-CP and X-CL Certificates (collectively, the “Senior Certificates”) will be the most senior Classes of the Certificates; (b) after the Senior Certificates, the Class A-M
Certificates will be the next most senior Class of the Certificates; (c) after the Senior and Class A-
M Certificates, the Class A-J Certificates will be the next most senior C lass of the Certificates; and
(d ) thereafter, the Class B, C, D, E, F, G, H, J, K, L, M, N, P, Q , S and T Certificates will, in the case of each of those Classes, be senior to each other such Class, if any, with a later alphabetic
Class designation.

Structural Highlights

Structural Highlights

Sequential Pay Structure:

Interest Distributions:

8

Distributions of principal and/or interest with respect to the respective Classes of Regular
Certificates (exclusive of the Loan Specific Certificates) will be made in a generally sequential order reflecting the relative seniority of those Classes. In connection therewith, collections and advances on the Mortgage Loans (exclusive of the Split Mortgage Loan Non-Pooled Components)
that are available to make those distributions on any given Distribution Date will be applied: (a)
first, to make distributions of interest with respect to the A-1, A-2, A-3, A-AB, A-4 , X-CP and X-
CL Classes on a pro rata basis in accordance with the respective amounts of interest payable thereon; (b) second , to make distributions of principal with respect to the A-1, A-2, A-3, A-AB and/or A-4 Classes in a manner consistent with the discussion under “—Principal Distributions”
below; and (c) thereafter , to make distributions of interest and, consistent with the discussion under “—Principal Distributions” below, provided that all more senior Classes of Sequential Pay
Certificates have been retired, distributions of principal sequentially with respect to the remaining
Classes of Sequential Pay Certificates from the most senior, starting with the A-M Class, to t he most subordinate, ending with the T Class. See “Description of the Offered Certificates—
Payments—Priority of Payments” in the Prospectus Supplement.

Each Class of Offered Certificates will be entitled on each Distribution Date, subject to available funds and the payment priorities described above, to interest accrued during the related Interest
Accrual Period at the applicable pass-through r ate on the total principal balance or total notional amount, as applicable, of that Class outstanding immediately prior to that Distribution Date, together with any unpaid interest with respect to that Class from any prior Distribution Dates.
Interest on the Offered Certificates will be calculated on the basis of a 360-day year assumed to consist of twelve 30-day months. Distributions of interest with respect to the Offered Certificates may be reduced in connection with certain interest shortfalls arising out of prepayments on the
Mortgage Loans. See “Description of the Offered Certificates—Payments—Payments of Interest”
in the Prospectus Supplement.

Structural Highlights

Structural Highlights

Principal Distributions:

Subject to available funds and the payment priorities described above, the holders of each Class of Offered Certificates, other than the Class X-CP Certificates, will be entitled to receive a total amount of principal over time equal to the total principal balance of their particular Class.

The Trustee is required to make distributions of principal to the holders of the various Classes of  Sequential Pay Certificates in a specified sequential order, such that:

•

no payments of principal will be made to the holders of any of the Class G, H, J, K, L, M, N, P, Q, S and  T Certificates until the total principal balance of the Offered Certificates (exclusive of the Class X-CP Certificates) is reduced to zero;

•

no payments of principal will be made to the holders of the Class A-M, A-J, B, C, D, E or F Certificates until, in the case of each Class of those Offered Certificates, the total principal balance of all more senior Classes of Offered Certificates (exclusive of the Class X-CP Certificates ) is reduced to zero;

-

•

on any given Distribution Date, except as described in the paragraph following these bullets, the total principal balance of the Class A-AB Certificates must be paid down to the applicable scheduled principal balance for that Class set forth on Annex F to the Prospectus Supplement before any payments of principal are made with respect to the Class A-1, A-2, A-3 and/or A-4 Certificates; and

-

•

except as described in the paragraph following these bullets, no payments of principal will be made to the holders of the Class A-4 Certificates until the total principal balance of the Class A-1, A-2, A-3 and A-AB Certificates is  reduced to zero, no payments of principal will be made to the holders of the Class A-AB Certificates (other than as described in the immediately preceding bullet) until the total principal balance of the Class A-1, A-2 and A-3 Certificates is reduced to zero, no payments of principal will be made to the holders of the Class A-3 Certificates until the total principal balance of the Class A-1 and A-2 Certificates is reduced to zero, and no payments of principal will be made to the holders of the Class A-2 Certificates until the total principal balance of the Class A-1 Certificates is reduced to zero.

9

Structural Highlights

Structural Highlights

Principal Distributions (cont.):

Losses:

Structural Highlights

Because of losses on the Mortgage Loans and/or default-related or other unanticipated expenses of the trust, the total principal balance of the Class A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S and T Certificates could be reduced to zero at a time when the Class A-1, A-2, A-3, A-AB and A-4 Certificates, or any two or more Classes of those Senior Certificates, remain outstanding. Under those circumstances, and notwithstanding the discussion above, any payments of principal on the outstanding Class A-1, A-2, A-3, A-AB and A-4 Certificates will be made among those Classes of Senior Certificates on a pro rata basis in accordance with their respective total principal balances.

In general, the maximum amount of principal to be distributed on any given Distribution Date with respect to the Sequential Pay Certificates, subject to available funds, will equal the Total Principal Payment Amount described in the glossary to the Prospectus Supplement (exclusive of any portion thereof allocable to the Split Mortgage Loan Non-Pooled Components). However, on the final Distribution Date, subject to available funds and the payment priorities described above, the holders of each Class of Sequential Pay Certificates will be entitled to receive principal up to the remaining unpaid principal balance of those Certificates.

Losses realized on the Mortgage Loans (exclusive of the Split Mortgage Loan Non-Pooled Components) and certain default-related and other unanticipated expenses, if any, will be allocated to the T, S, Q, P, N, M, L, K, J, H, G, F, E, D, C, B, A-J and A-M Classes, in that order, in each case until the total principal balance of the subject Class is reduced to zero, and then to the A-1, A-2, A-3, A-AB and A-4 Classes, on a pro rata basis in accordance with the respective total principal balances of those Classes.

10

Structural Highlights

Call Protection(1)(2)

Open Prepayment Period at End of

Mortgage

Loan

Number of

Mortgage

Loans

Percent of Initial Mortgage Pool

Balance

None

3

2

10.

3

%

1 Month

1

7

4

.

3

%

2 Months

4

4.

7

%

3 Months

42

5

5.1

%

4 Months

2

4.0

%

6 Months

6

17.6

%

12 Months

9

4.1

%

Total:

1

12

100.0

Statistical Data

(3)

Mortgage Loans with Initial Lock-Out Period & Defeasance Period Thereafter

89.9

%

(4)(5)(6)(7)

9

.6

%

Mortgage Loans with Initial Lock-Out Period Followed by a Defeasance Period &

Prepayment Penalty Thereafter

0

.

4

%

Weighted Average Remaining Lock-Out  Period or Lock-Out & Defeasance Period

9

5.

7

months

Weighted Average Prepayment Open Period

3.5

months

%

Mortgage Loans with Initial Lock-Out Period & Yield Maintenance Thereafter

(4)(5)

(4)

(8)

___________________________

1.

See “Description of the Mortgage Pool – Terms and Conditions of the Underlying Mortgage Loans – Prepayment Provisions” in the Prospectus Supplement.

2.

Prepayments could occur in limited circumstances even during initial lockout period or lockout & defeasance period.

3.

As of the Cut-Off Date.

4.

Percent of Initial Mortgage Pool Balance.

11

5.

With respect to the Macquarie DDR Portfolio III Mortgage Loan (as identified in the Prospectus Supplement), the mortgage loan will be locked out for one year; thereafter, the mortgage loan may be prepaid, with yield maintenance, in full or in part. In addition, the mortgage loan may be defeased in whole or in part two years after securitization. The mortgage loan may be prepaid without penalty for the six months prior to the maturity date. Such mortgage loan is considered a mortgage loan with initial lock-out period and a yield maintenance period thereafter.

6.

With respect to the Wachovia Portfolio Mortgage Loan (as identified in the Prospectus Supplement), notwithstanding the initial lock-out period and defeasance period, a $15,157,150 portion of that
Mortgage Loan is freely prepayable at any time without any prepayment consideration, and a $36,942,851 portion of that Mortgage Loan is prepayable at any time but is required to be paid together with a yield maintenance charge (see “Description of the Mortgage Pool – Significant Underlying Mortgage Loans – The Wachovia Portfolio Mortgage Loan – Releases/Substitutions” in, and the
modeling assumptions to, the Prospectus Supplement).

7.

With respect to the 900 North Michigan Avenue Mortgage Loan (as identified in the Prospectus Supplement), which is Loan Combination, notwithstanding the initial lock-out period, a portion of that
Mortgage Loan is prepayable prior to the second anniversary of initial issuance of the Certificates, in connection with a partial release of property, in an amount equal to its pro rata share of the
$4,000,000 permitted release price (based on the respective principal balances of the 900 North Michigan Avenue Mortgage Loan and the 900 North Michigan Avenue Non-Trust Loan), together with prepayment consideration equal to the greater of (i) one percent of the amount to be prepaid, and (ii) a yield maintenance charge specified in the related loan agreement (see “Description of the
Mortgage Pool – Significant Underlying Mortgage Loans – The 900 North Michigan Avenue Mortgage Loan – Partial Releases” in, and the modeling assumptions to, the Prospectus Supplement).

8.

Prior to maturity.

Structural Highlights

Structural Highlights

Prepayment

Provisions

06/2005

Lock

-Out/Def.

(2)

97

.

2

%

93.2%

89.0%

88.7%

87.5%

90.8%

90.8%

91.9%

91.9%

91.9%

-

Yield Maint.

2.0

%

6.1%

10.2%

10.5%

11.7%

7.9%

7.9%

7.5%

7.5%

7.5%

100.0%

Sub

-

Total

99.2

%

99.2

%

99.2%

99.2%

99.3%

98.7%

98.7%

99.4%

99.4%

99.4%

100.0%

>=5.0%

-

-

-

-

-

0.5%

-

-

-

-

-

4.0%

-

-

-

-

-

-

0.5%

-

-

-

-

3.0%

-

-

-

-

-

-

-

0.6%

-

-

-

2.0%

-

-

-

-

-

-

-

-

0.6%

-

-

1.0%

-

-

-

-

-

-

-

-

-

0.6%

-

Open

0.8%

0.8%

0.8%

0.8%

0.7%

0.8%

0.8%

-

-

-

-

Total

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

100.0%

Prepayment Provisions(1)

Structural Highlights

12

(2)(3)(4)

(4)

___________________________

1.

Represents percentage of then outstanding principal balance of Mortgage Pool as of the date shown assuming, among other things, no prepayments, defaults or losses. The table was generated based on the Modeling Assumptions specified in the glossary to the Prospectus Supplement.

2.

With respect to the Macquarie DDR Portfolio III Mortgage Loan (as identified in the Prospectus Supplement), the mortgage loan will be locked out for one year; thereafter, the mortgage loan may be prepaid, with yield maintenance, in full or in part. In addition, the mortgage loan may be defeased in whole or in part two years after securitization. The mortgage loan may be prepaid without penalty for the six months prior to the maturity date. Such mortgage loan is considered a mortgage loan with initial lock-out period and a yield maintenance period thereafter.

3.

With respect to the Wachovia Portfolio Mortgage Loan (as identified in the Prospectus Supplement), a $15,157,150 portion of that mortgage loan is freely prepayable at any time without any prepayment consideration (and is treated as being in an open period for purposes of the table above), and a $36,942,851 portion of that underlying mortgage loan is prepayable at any time but is required to be paid together with a yield maintenance charge (and is treated as being in a yield maintenance period).  See "Description of the Mortgage Pool – Significant Underlying Mortgage Loans –
The Wachovia Portfolio Mortgage Loan – Releases/Substitutions" in, and the modeling assumptions to, the Prospectus Supplement.

4.

With respect to the 900 North Michigan Avenue Mortgage Loan (as identified in the Prospectus Supplement), a portion of that mortgage loan is prepayable (and is treated as being in a yield maintenance period for purposes of the table above) prior to the second anniversary of initial issuance of the Certificates, in connection with a partial release of property, in an amount equal to its pro rata share of the $4,000,000 permitted release price, together with prepayment consideration equal to the greater of (i) one percent of the amount to be prepaid, and (ii) a yield maintenance charge specified in the related loan agreement (see "Description of the Mortgage Pool – Significant Underlying Mortgage Loans – The 900 North Michigan Avenue Mortgage Loan – Partial Releases" in, and
the modeling assumptions to, the Prospectus Supplement).

06/2006

06/2007

06/2008

06/2009

06/2010

06/2011

06/2012

06/2013

06/2014

06/2015

Collateral Pool Highlights

Collateral Pool Highlights

The Mortgage Pool includes ten Mortgage Loans (representing 54.1% of the Initial Mortgage Pool Balance) that S&P and
Moody’s have confirmed have, in the context of their inclusion in the Trust, credit characteristics that are consistent with obligations rated investment grade (such ten Mortgage Loans, the “Investment Grade Loans”).

As described under “Description of the Mortgage Pool—Loan Combinations” in the Prospectus Supplement, fourteen Mortgage
Loans, representing 39.7% of the Initial Mortgage Pool Balance, are each part of a Loan Combination.  A “Loan Combination”
consists of two or more mortgage loans, only one of which will be included in the Trust Fund, but all of which are secured by the same mortgage instrument(s) encumbering the same mortgaged real property or properties.  Whenever there is a reference to a
“Non-Trust Loan” in these materials, it is a reference to a mortgage loan that is part of a Loan Combination, but is not included in the Trust Fund.  A Non-Trust Loan may be senior, pari passu or subordinate in right of payment relative to the Mortgage Loan (or particular components of the Mortgage Loan) included in the same Loan Combination.  Four of the Investment Grade Loans (the
“200 Park Avenue Mortgage Loan”, the “900 North Michigan Avenue Mortgage Loan”, the “Courtyard by Marriott Portfolio
Mortgage Loan” and the “101 Avenue of the Americas Mortgage Loan”, each as defined in the glossary to the Prospectus
Supplement) will each be part of a Loan Combination.  The structures of these four Loan Combinations are outlined on the following pages.

Summary of the pool composition is as follows:

Number of Loans

Total  Cut-Off Date

Balance

Percent of

Initial Mortgage

Pool Balance

Investment Grade Loans

10

$1,069,351,428

54.1%

Conduit Loans

10

2

45.9%

Total:

1

12

100.0%

Pool Composition

13

Collateral Pool Highlights

$907,666,559

$1,977,017,986

Collateral Pool Highlights

The 200 Park Avenue Mortgage Loan is a Split Mortgage Loan with a senior Pooled Component (the “200 Park Avenue Pooled Component”)
and a junior Non-Pooled Component (the “200 Park Avenue Non-Pooled Component”).

The 200 Park Avenue Mortgage Loan is part of a Loan Combination (the “200 Park Avenue Loan Combination”) that also includes two Non-
Trust Loans (the “200 Park Avenue Non-Trust Loans”) that are pari passu in right of payment with the 200 Park Avenue Pooled Component and generally senior in right of payment to the 200 Park Avenue Non-Pooled Component.(1)

The 200 Park Avenue Pooled Component will be pooled with other Mortgage Loans to back the Offered Certificates and certain Non-Offered
Certificates. The 200 Park Avenue Non-Trust Loans are expected to be included in future securitizations.

The 200 Park Avenue Non-Pooled Component will be deposited into the Trust and will back the Class ML-1 and ML-2 Certificates.

Subject to the discussion under “Description of the Mortgage Pool—Loan Combinations” and “Servicing of the Underlying Mortgage Loans—
The Series 2005-C3 Controlling Class Representative, the Directing Certificateholders and the Non-Trust Loan Noteholders” in the Prospectus
Supplement, a designated holder or beneficial owner of Class ML-1 and/or ML-2 Certificates will have rights to:  (a) direct various servicing actions and/or replace the Special Servicer with respect to the 200 Park Avenue Loan Combination; and (b) cure defaults under and/or purchase in a default scenario the 200 Park Avenue Pooled Component.

Collateral Pool Highlights

___________________________

1.

Subject to the terms of the related Co-Lender Agreement.

2.

The entire 200 Park Avenue Loan Combination is rated BBB-/Baa3 by S&P and Moody’s.  S&P and Moody’s have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, the subject Loan Combination’s credit characteristics are consistent with the obligations that are so rated.

3.

Expected to be included in other securitizations.

The 200 Park Avenue Loan Combination

200 Park Avenue

Loan Combination
($900.0m)

LB-UBS
2005-C3
Trust

Senior
Non-Trust

Loans

($570.m)

Junior Non-Pooled Component
($51.2m)

LB-UBS 2005-C3 Trust

Backs

Class ML-1 and ML-2

Certificates

Senior
Pooled

Component

($278.5m)

(3)

(2)

14

Senior
Pooled
Component
($278.5m)

  The Loan Combination secured by the underlying mortgaged real property identified in the Prospectus Supplement as 900 North Michigan Avenue
(that property, the “900 North Michigan Avenue Mortgaged Property” and that Loan Combination, the “900 North Michigan Avenue Loan
Combination”) consists of (a) the 900 North Michigan Avenue Mortgage Loan, which will be included in the Trust Fund, and (b) a Non-Trust Loan
(the “900 North Michigan Avenue Non-Trust Loan”), which is evidenced by a B-note and, under certain default scenarios, is generally subordinate in right of payment to the 900 North Michigan Avenue Mortgage Loan.

  The holder of the 900 North Michigan Avenue Mortgage Loan receives monthly payments of interest (at the related regular interest rate) and principal prior to the holder of the 900 North Michigan Avenue Non-Trust Loan(3).

  In the event of certain uncured monetary events of default and certain non-monetary events of default that would result in special servicing, the holder of the 900 North Michigan Avenue Non-Trust Loan receives no principal or interest payments until the principal amount of the 900 North Michigan
Avenue Mortgage Loan has been paid in full.

  Prior to certain uncured monetary events of default and certain non-monetary events of default that would result in special servicing, the holder of the
900 North Michigan Avenue Mortgage Loan and the holder of the 900 North Michigan Avenue Non-Trust Loan receive principal payments on a pro rata basis, including in conjunction with the partial release of a property.

  The 900 North Michigan Avenue Non-Trust Loan will be held by a third party investor on a whole loan basis and will not be included in the Trust.

  Subject to the discussion under “Description of the Mortgage Pool – Loan Combinations” and “Servicing of the Underlying Mortgage Loans – The
Series 2005-C3 Controlling Class Representative, the Directing Certificateholders and the Non-Trust Loan Noteholders” in the Prospectus
Supplement, the holder of the 900 North Michigan Avenue Non-Trust Loan will have rights to: (a) direct various servicing actions and/or replace the
Special Servicer with respect to the 900 North Michigan Avenue Loan Combination; and (b) cure defaults under and/or purchase in a default scenario the 900 North Michigan Avenue Mortgage Loan.

Collateral Pool Highlights

Collateral Pool Highlights

___________________________

1.

“A Note” evidences 900 North Michigan Avenue Mortgage Loan.  $207,810,357 is the cut-off balance of the A Note.

2.

“B Note” evidences 900 North Michigan Avenue Non-Trust Loan.  $36,967,072 is the cut-off balance of the B Note.

3.

Subject to the terms of the Co-Lender Agreement.

The 900 North Michigan Avenue Loan Combination

A Note

($208.0m)

LB-UBS 2005-C3

Trust

B Note

($37.0m)

900 North

Michigan Avenue

Loan Combination

Third-Party

Investor

($245.0m)

(1)

(2)

15

The Courtyard by Marriott Portfolio Mortgage Loan is a Split Mortgage Loan with a senior Pooled Component (the “Courtyard by Marriott Portfolio Pooled Component”) and
a junior Non-Pooled Component (the “Courtyard by Marriott Portfolio Non-Pooled Component”).

The Courtyard by Marriott Portfolio Mortgage Loan is part of a Loan Combination (the “Courtyard by Marriott Portfolio Loan Combination”) that also includes (a) two Non-
Trust Loans (the “Courtyard by Marriott Portfolio Pari Passu Non-Trust Loans”) that are pari passu in right of payment with the Pooled Component of the Courtyard by
Marriott Portfolio Mortgage Loan and (b) a Non-Trust Loan ( the “Courtyard by Marriott Portfolio Subordinate Non-Trust Loan”), which is evidenced by a B-note and, under certain default scenarios, is generally subordinate in right of payment to the other mortgage loans in the Courtyard by Marriot Portfolio Loan Combination. (1)

The Courtyard by Marriott Portfolio Pooled Component will be pooled with other Mortgage Loans to back the Offered Certificates and certain Non-Offered Certificates.  The
Courtyard by Marriott Portfolio Pari Passu Non-Trust Loans are expected to be included in future securitizations.

The Courtyard by Marriott Portfolio Non-Pooled Component will be deposited into the LB-UBS 2005-C3 Trust and will back the Class CBM-1, CBM-2, CBM-3 and X-CBM
Certificates.

The Courtyard by Marriott Portfolio Subordinate Non-Trust Loan will be held by a third party investor on a whole loan basis and will not be included in the Trust.

Collateral Pool Highlights

Collateral Pool Highlights

___________________________

1.

Subject to the terms of the Co-Lender Agreement.

2.

$520,000,000 of the Courtyard by Marriott Portfolio Loan Combination, evidenced by the Courtyard by Marriott Portfolio Pooled Component, the Courtyard by Marriott Portfolio Non-Pooled
Component and the Courtyard by Marriott Portfolio Pari Passu Non-Trust Loans, is rated BBB-/Baa3 by S&P and Moody’s.  S&P and Moody’s have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, the subject Loan Combination’s credit characteristics are consistent with the obligations that are so rated.

The Courtyard by Marriott Portfolio Loan Combination

Senior Pooled

Component

($121.5m)

LB-UBS 2005-C3

Trust

Junior Non-Pooled Component

($42.7m)

CBM-2, CBM-3 and

Courtyard by

Marriott

Portfolio

Loan Combination

Subordinate Non-Trust Loan

($30.0m)

Third-Party

Investor

X-CBM Certificates

Backs Class CBM-1,

LB-UBS

2005-C3 Trust

($550.0m)

($121.5m)

Non-Trust

($355.8m)

Senior

Loans

Component

Pooled

Senior

(2)

16

The holder of the Pooled Component of the Courtyard by Marriott Portfolio Mortgage Loan and the holders of the Courtyard by Marriot Pari Passu Non-Trust Loans will receive, on a pro rata and pari passu basis, monthly payments of interest before any such payments are made with respect to the Courtyard by Marriott Portfolio Non-Pooled
Component and/or the Courtyard by Marriott Portfolio Subordinate Non-Trust Loan.(1)

In the event of certain uncured monetary events of default and certain non-monetary events of default that would result in special servicing, no payments of interest or principal will be made with respect to the Courtyard by Marriott Portfolio Non-Pooled Component or the Courtyard by Marriott Portfolio Subordinate Non-Trust Loan until the total principal amount of the Courtyard by Marriott Portfolio Pooled Component and the Courtyard by Marriott Pari Passu Non-Trust Loans have been paid in full.(1)

Prior to certain uncured monetary events of default and certain non-monetary events of default that would result in special servicing, payments of principal will be allocated to the Courtyard by Marriott Portfolio Pooled Component, the Courtyard by Marriott Portfolio Pari Passu Non-Trust Loans, the Courtyard by Marriott Portfolio Non-Pooled
Component and the Courtyard by Marriott Portfolio Subordinate Non-Trust Loan on a pro rata basis. (1)

Subject to the discussion under “Description of the Mortgage Pool—Loan Combinations” and “Servicing of the Underlying Mortgage Loans—The Series 2005-C3
Controlling Class Representative, the Directing Certificateholders and the Non-Trust Loan Noteholders” in the Prospectus Supplement, the holder of the Courtyard by
Marriott Portfolio Subordinate Non-Trust Loan and/or a designated holder or beneficial owner of Class CBM-1, CBM-2, CBM-3 and/or X-CBM Certificates will have rights to:  (a) direct various servicing actions and/or replace the Special Servicer with respect to the Courtyard by Marriott Portfolio Loan Combination; and (b) cure defaults under and/or purchase in a default scenario the Courtyard by Marriott Portfolio Pooled Component.

Collateral Pool Highlights

Collateral Pool Highlights

___________________________

1.

Subject to the terms of the Co-Lender Agreement.

The Courtyard by Marriott Portfolio Loan Combination (cont.)

17

The Loan Combination secured by the underlying mortgaged real property identified in the Prospectus Supplement as 101
Avenue of the Americas  (that property, the “101 Avenue of the Americas Mortgaged Property” and that Loan Combination, the “101 Avenue of the Americas Loan Combination”) consists of (a) the 101 Avenue of the Americas Mortgage Loan,
which will be included in the Trust Fund, and (b) a Non-Trust Loan (the “101 Avenue of the Americas Non-Trust Loan”),
which is evidenced by an A-2 Note.

The 101 Avenue of the Americas Mortgage Loan holder and 101 Avenue of the Americas Non-Trust Loan holder receive principal and interest payments pro rata and pari passu(3).

The 101 Avenue of the Americas Non-Trust Loan will not be included in the Trust, but instead is expected to be included in a separate securitization.

Collateral Pool Highlights

Collateral Pool Highlights

___________________________

1.

“A-1 Note” evidences 101 Avenue of the Americas Mortgage Loan.  $89,911,806 is the cut-off balance of the A-1 Note.

2.

“A-2 Note” evidences 101 Avenue of the Americas Non-Trust Loan. $59,941,204 is the cut-off balance of the A-2 Note.

3.

Subject to the terms of the Co-Lender Agreement.

The 101 Avenue of the Americas Loan Structure

A-1 Note

($90.0m)

A-2 Note

($60.0m)

101 Avenue

of the Americas

Loan Combination

A-1 Note

($90.0m)

($150.0m)

LB-UBS 2005-C3

Trust

(1)

(2)

(1)

18

Collateral Pool Highlights

Collateral Pool Highlights

Mortgage Loan or Pooled Component

200 Park Avenue

900 North Michigan

Avenue

Courtyard by Marriott

Portfolio

101 Avenue of the

Americas

UW DSCR

(1

)

1.65x

1.57x

1.64

x

1.70

x

UW Net Cash Flow

$78,056,834

$22,655,795

$

60,247,820

$17,076,249

Cut

-

off Date

LT

V

(

1

)

45.9%

60.9%

55.7%

59.9

%

Appraised Value

$1,850,000,000

$341,000,000

$856,

5

00,000

$250,000,000

Shadow Rating

(

2

)

A

-

/Baa2

BBB+/Baa2

A

-

/Baa1

BBB

-

/Baa3

1.

Based on: the $848,763,796 200 Park Avenue Pooled Component and 200 Park Avenue Non-Trust Loans, without regard to the 200 Park Avenue Non-Pooled Component; the $477,300,000 Courtyard by Marriot Portfolio Pooled Component and Courtyard by Marriott Pari Passu Non-Trust Loans, without regard to the Courtyard by Marriot Portfolio Non-Pooled Component or the Courtyard by Marriott Portfolio Subordinate Non-Trust Loan; the $207,810,357 900 North Michigan Avenue Mortgage Loan, without regard to the 900 North Michigan Avenue Non-Trust Loan; and the entire $149,853,010 101 Avenue of the Americas Loan Combination.

2.

S&P and Moody’s have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject Mortgage Loan's or Pooled Component’s inclusion in the securitization trust, the credit characteristics of that Mortgage Loan or Pooled Component, as applicable, are consistent with obligations that are so rated.

3.

Based on the entire subject Loan Combination.  The Courtyard by Marriott Portfolio Subordinate Non-Trust Loan (balance of $30,000,000) and 900 North Michigan Avenue Non-Trust Loan (balance of $36,967,072) will not be included in the Trust.

4.

The entire $900,000,000 200 Park Avenue Loan Combination is rated BBB-/Baa3 by S&P and Moody’s. $520,000,000 of the Courtyard by Marriott Portfolio Loan Combination, evidenced by the Courtyard by Marriott Portfolio Pooled Component, the Courtyard by Marriott Portfolio Non-Pooled Component and the Courtyard by Marriott Portfolio Pari Passu Non-Trust Loans, is rated BBB-/Baa3 by S&P and Moody’s.

The following table shows the U/W DSCR and Cut-off Date LTV with respect to each indicated Loan Combination:

The following table shows the U/W DSCR, Cut-off Date LTV and Shadow Rating(2) with respect to each indicated
Mortgage Loan (or, in the case of a Split Mortgage Loan, the Pooled Component thereof):

19

Loan Combination

200 Park Avenue

900 North Michigan

Avenue

Courtyard by Marriott

Portfolio

UW DSCR

(

3

)

1.55

x

1.34x

1.42

x

UW Net Cash Flow

$78,056,834

$22,655,795

$

60,247,820

Cut

-

off Date

LTV

(3

)

48.6%

71.8%

64.2%

Appraised Value

$1,850,000,000

$341,000

,000

$856,500,000

Shadow Rating

(2

)

(4

)

BBB

-

/Baa3

N/A

BBB

-

/Baa3

Collateral Pool Highlights

Mortgage Loan Sellers

20

Collateral Pool Highlights

Sponsors of properties securing the top 10 and investment grade loans in the LB-UBS 2005-C3 transaction include the following:

Tishman Speyer Real Estate Venture VI, L.P.

American Financial Realty Trust

JMB Realty Corporation

Marriott International, Inc.; Host Marriott, L.P.; Sarofim Realty Advisors, Limited Partnership

Edward J. Minskoff Equities and the Andalex Group

Macquarie DDR Trust

Lee T. Hanley

Urdang and Younan Properties

Charles Steven Cohen

Anthony and Victor Scotto, Domenico Tallarico

Hartz Mountain Industries, Inc.

Conduit Origination Program:

U/W Net Cash Flow on all loans is based on certain underwriting assumptions made by the applicable mortgage loan seller including those assumptions more specifically set forth in the Prospectus Supplement and is either verified subject to a variance of 2.5% or, in limited other cases, re-
underwritten (but not audited) by third party service providers (i.e., by a “Big Four” accounting firm).

U/W NCF DSCR for all loans with partial interest only periods is calculated based on annual debt service payments during the amortization term or in some cases based on an average monthly debt service payment during the amortization term.

Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

Substantially all borrowers are single asset entities.

Non-consolidation opinions have been obtained with respect to the related borrower for substantially all Mortgage Loans with principal balances greater than $15 million.

Lockboxes

Percent of Initial Mortgage Pool Balance

Hard Lockbox

56.2

%

Hard/Hotel Lockbox

8.1%

Springing

 Hard

  Lockbox

3.6%

Soft Lockbox

1.1%

Springing

 Soft

  Lockbox

29.7

%

Hard Lockbox.  Tenants are directed to pay rents directly to a lockbox account controlled by the lender (or, with respect to multifamily rental properties and mobile home park properties, income is collected and deposited in the lockbox account by an unaffiliated property manager).  In most cases, until the occurrence of a triggering event, funds deposited into the lockbox account are disbursed to or at the direction of the borrower on a daily or other periodic basis or the related borrower has withdrawal rights.

Hard/Hotel Lockbox.  With respect to hospitality properties only, cash or “over-the-counter” receipts are deposited into the lockbox account by a property manager (which may be affiliated with the borrower), while credit card receivables are deposited directly into a lockbox account controlled by the lender.  Until the occurrence of a triggering event, funds deposited into the lockbox account may be disbursed to or at the direction of the borrower on a daily or other periodic basis or the related borrower has withdrawal rights.  In the case of the Courtyard by Marriott Portfolio Mortgage Loan, depending on the identity and rating of the property manager or a specified affiliate thereof, these periodic disbursements may continue to that property manager, who will have certain obligations regarding the application of the disbursements, even while an event of default exists under the related
Mortgage Loan.

Springing Hard Lockbox.  Either—

income is collected by the borrower or the property manager (which may be an affiliate of the borrower) and paid into a lockbox account or tenants are directed to pay rents directly to a lockbox account that is, in each case, controlled by the borrower, or by both the borrower and the lender; and, following the occurrence of a triggering event, that existing lockbox account or another lockbox account is established as a “Hard Lockbox” with lender cash management; or

a lockbox account is not in place on the closing date and the related mortgage loan documents provide for the establishment, following the occurrence of certain triggering events, of a “Hard Lockbox” with lender cash management.

Soft Lockbox.  Income is collected by the borrower or an affiliated property manager and paid into a lockbox account that otherwise satisfies the description for a “Hard Lockbox”.

Springing Soft Lockbox.  A lockbox account is not in place on the closing date and the related mortgage loan documents provide for the establishment, following the occurrence of certain triggering events, of a “Soft Lockbox” as described above.

Collateral Pool Highlights

21

Mortgage Loan Sellers

Collateral Pool Highlights

Collateral Pool Highlights

Information Regarding Escrows and Related Payment Obligations

___________________________

1.

Escrows and related payment obligations are generally in the form of either up-front reserves, periodic cash deposits, letters of credit or guarantees from sponsor.  No representation is made as to the investment grade nature of any sponsor.

2.

As of the Cut-Off Date, excludes the Investment Grade Loans.

3.

In some instances where there are no actual tax escrows, certain investment grade tenants are obligated/permitted to pay taxes directly and are deemed to have escrows in the table above.

4.

In some instances where there are no actual insurance escrows, certain investment grade tenants are obligated/permitted to maintain insurance or self-insure and are deemed to have escrows in the table above.

5.

There is annual reserve for TI/LCs at Commerce Center II of $140,100.  The largest tenant, Lockheed Martin Corporation, has three two-year extension options pursuant to its lease on its space.

Type of

Escrow

 or Related Payment Obligation

(1)

Percent of

Initial Total Conduit Loan

Balance

(2)

Real Estate Taxes

(3)

9

5.6

%

Insurance

Premiums

(4

)

9

4.4

%

Capital

Replacement

s

91.9

%

TI/

LC (Industrial)

82.5

%

TI/

LC (Office)

(5

)

100.0

%

TI/

LC (Retail)

93.8

%

Collateral Pool Highlights

22

Collateral Pool Highlights

___________________________

1.

Expressed as a percentage of the Initial Mortgage Pool Balance.

2.

Including properties leased to one tenant that occupies 90% or more of the particular property.  Expressed as a percentage of the Initial Mortgage Pool Balance.

General Pool Characteristics as of the Cut-Off Date

Initial Mortgage

Pool

Balance

$

1,97

7

,

017

,

986

Contributors of Collateral

Lehman:

82.6

%

(

1

)

UBS:

17.4

%

(

1

)

Number of

Mortgage

Loans

1

12

Number of

Mortgaged Real

Properties

331

Single Tenant Properties

(

2

)

17.9

%

(

1

)

Percent

Investment Grade Loans

54.1

%

(

1

)

Gross Weighted Average Coupon

5.

6

6

8

%

Weighted Average Original Term to Maturity

109

 months

Weighted Average Remaining Term to Maturity

10

8

 months

Average

Mortgage

Loan

Cut

-

off

Date

Balance

$1

7

,

651

,

9

4

6

Average Mortgage Property Cut-off Date Balance

$5,972

,

864

Average Conduit Loan

Cut

-

off

Date

Balance (excluding the Investment Grade Loans)

$

8

,

898

,

692

Average Conduit

Property

Cut

-

off Date

Balance (excluding the Investment Grade Loans)

$7,

203

,

7

03

Largest

 Mortgage

 Loan

$278

,

5

00,000

W

td.

A

vg.

U/W DSCR

Mortgage

Pool: 1.

5

1

x; Conduit

Loans

Only:

1.33

x

W

td.

A

vg.

Cut

-

Off Date

LTV

Mortgage

Po

ol:

62

.

5

%; Conduit

Loans

Only: 7

4

.

7

%

W

td.

A

vg.

Maturity

Date LTV

Mortgage

Pool:

55.8

%; Conduit

Loans

Only:

65.

7

%

Geo

graphic Diversity

3

2

 States

Collateral Pool Highlights

23

Collateral Pool Highlights

Collateral Pool Highlights

24

Washington
1 property
$1,844,133
0.1% of total

Oregon
1 property
$1,035,552
0.1% of total

Nevada
2 properties
$30,000,000
1.5% of total

California
18 properties
$152,578,718
7.7% of total

Arizona
7 properties
$66,565,201
3.4% of total

Oklahoma
1 property
$1,801,576
0.1% of total

Texas
35 properties
$161,144,845
8.2% of total

Arkansas
1 property
$1,844,133
0.1% of total

Louisiana
2 properties
$15,700,000
0.8% of total

Tennessee
3 properties
$7,957,709
0.4% of total

Alabama
6 properties
$15,407,893
0.8% of total

Florida
47 properties
$106,353,999
5.4% of total

Georgia
11 properties
$106,638,118
5.4% of total

South Carolina
14 properties
$24,333,348
1.2% of total

North Carolina
28 properties
$120,415,542
6.1% of total

Kentucky
1 property
$1,801,576
0.1% of total

Virginia
23 properties
$38,609,846
2.0% of total

West Virginia
1 property
$2,289,643
0.1% of total

Maryland
6 properties
$34,151,640
1.7% of total

New Jersey
20 properties
$42,130,322
2.1% of total

Connecticut
27 properties
$110,323,975
5.6% of total

Massachusetts
3 properties
$45,558,581
2.3% of total

New York
9 properties
$424,223,047
21.5% of total

Pennsylvania
27 properties
$87,934,227
4.4% of total

Ohio
9 properties
$37,078,191
1.9% of total

Indiana
4 properties
$32, 829,796
1.7% of total

Michigan
3 properties
$25,354,991
1.3% of total

Illinois
10 properties
$232,459,299
11.8% of total

Minnesota
1 property
$1,461,121
0.1% of total

Missouri
3 properties
$11,387,075
0.6% of total

Kansas
1 property
$2,071,103
0.1% of total

Colorado
6 properties
$33,732,786
1.7% of total

Mortgaged Properties by Property Type(1)

Industrial/Warehouse 3.5%

Self Storage 0.6%

Office 46.0%

Retail 33.2%

Hotel 9.5%

Multifamily(2) 7.2%

>10.0%
of Initial Mortgage
Pool Balance

>5.0% - 10.0%
of Initial Mortgage
Pool Balance

>1.0% - 5.0%
of Initial Mortgage
Pool Balance

<= 1.0%
of Initial Mortgage
Pool Balance

(1)  Calculation are based on a per property basis and, where multiple properties secure a single underlying mortgage loan, allocated loan amounts.

(2)  Multifamily component includes MHP properties representing 0.4% of the aggregate pool.

Cut-Off Date Balance ($)

Mortgage Rate (%)

Cut-Off Date Loan-to-Value Ratio (%)

% of Initial

% of Initial

% of Initial

No.

Cut-off Date

Mortgage

No.

Cut-off Date

Mortgage

No.

Cut-off Date

Mortgage

of Loans

Balance ($)

Pool Bal

of Loans

Balance ($)

Pool Bal

of Loans

Balance ($)

Pool Bal

0.01 - 6,000,000.00

59

227,404,422

11.5

5.001 - 5.250

20

208,442,055

10.5

<= 50.0

4

518,198,737

26.2

6,000,000.01 - 14,000,000.00

26

228,624,852

11.6

5.251 - 5.500

28

347,940,741

17.6

50.1 - 55.0

1

1,397,490

0.1

14,000,000.01 - 40,000,000.00

20

507,561,921

25.7

5.501 - 5.750

33

941,114,883

47.6

55.1 - 60.0

9

301,000,751

15.2

40,000,000.01 - 60,000,000.00

2

97,000,000

4.9

5.751 - 6.000

12

135,283,820

6.8

60.1 - 65.0

13

309,863,277

15.7

60,000,000.01 - 100,000,000.00

1

89,911,806

4.5

6.001 - 6.250

13

97,574,133

4.9

65.1 - 70.0

17

173,661,935

8.8

100,000,000.01 - 150,000,000.00

1

121,500,000

6.1

6.251 - 6.500

5

239,686,343

12.1

70.1 - 75.0

13

129,092,076

6.5

150,000,000.01 >=

3

705,014,986

35.7

7.251 - 7.500

1

6,976,011

0.4

75.1 - 80.0

52

504,049,184

25.5

Total:

112

1,977,017,986

100.0

Total:

112

1,977,017,986

100.0

80.1 >=

3

39,754,538

2.0

Min:

1,142,321

Min:

5.098

Total:

112

1,977,017,986

100.0

Max:

278,500,000

Max:

7.475

Min:

32.3

Average:

17,651,946

Weighted Average:

5.668

Max:

85.0

Weighted Average:

62.5

State

Original Term to Stated Maturity (months)

% of Initial

% of Initial

Loan-to-Value Ratio at Maturity (%)

No.

Cut-off Date

Mortgage

No.

Cut-off Date

Mortgage

% of Initial

of Properties

Balance ($)

Pool Bal

of Loans

Balance ($)

Pool Bal

No.

Cut-off Date

Mortgage

NY

9

424,223,048

21.5

49 -  72

11

151,650,591

7.7

of Loans

Balance ($)

Pool Bal

IL

10

232,459,299

11.8

73 -  84

5

390,366,434

19.7

30.01 - 35.00

1

15,000,000

0.8

TX

35

161,144,845

8.2

109 - 120

80

1,286,242,851

65.1

35.01 - 40.00

1

218,704,629

11.1

CA

18

152,578,718

7.7

121 - 144

7

67,484,466

3.4

40.01 - 45.00

6

45,480,543

2.3

NC

28

120,415,542

6.1

169 - 180

9

81,273,644

4.1

45.01 - 50.00

3

404,094,316

20.4

CT

27

110,323,975

5.6

Total:

112

1,977,017,986

100.0

50.01 - 55.00

9

354,680,387

17.9

GA

11

106,638,118

5.4

Min:

60

55.01 - 60.00

22

205,931,270

10.4

FL

47

106,353,999

5.4

Max:

180

60.01 - 65.00

21

163,931,549

8.3

PA

27

87,934,227

4.4

Weighted Average:

109

65.01 - 70.00

35

362,865,369

18.4

AZ

7

66,565,201

3.4

70.01 - 75.00

7

86,805,458

4.4

Other

112

408,381,017

20.7

Remaining Term to Stated Maturity (months)

75.01 - 80.00

5

112,240,000

5.7

Total:

331

1,977,017,986

100.0

% of Initial

80.01 - 85.00

2

7,284,466

0.4

No.

Cut-off Date

Mortgage

Total:

112

1,977,017,986

100.0

Property Type

of Loans

Balance ($)

Pool Bal

Min:

32.3

% of Initial

49 -  72

11

151,650,591

7.7

Max:

85.0

No.

Cut-off Date

Mortgage

73 -  84

5

390,366,434

19.7

Weighted Average:

55.8

of Properties

Balance ($)

Pool Bal

109 - 144

87

1,353,727,317

68.5

Office

150

910,050,177

46.0

169 - 180

9

81,273,644

4.1

Debt Service Coverage Ratio (x)

Retail

52

656,124,874

33.2

Total:

112

1,977,017,986

100.0

% of Initial

Anchored Retail

29

470,060,051

23.8

Min:

58

No.

Cut-off Date

Mortgage

Unanchored Retail

23

186,064,823

9.4

Max:

179

of Loans

Balance ($)

Pool Bal

Hotel

70

188,484,474

9.5

Weighted Average:

108

1.20 - 1.29

36

411,528,216

20.8

Multifamily

30

141,771,581

7.2

1.30 - 1.39

28

489,544,124

24.8

Industrial/Warehouse

23

68,472,982

3.5

Amortization Types

1.40 - 1.49

23

140,221,892

7.1

Self Storage

6

12,113,898

0.6

% of Initial

1.50 - 1.59

11

292,970,991

14.8

Total:

331

1,977,017,986

100.0

No.

Cut-off Date

Mortgage

1.60 - 1.79

7

510,241,108

25.8

of Loans

Balance ($)

Pool Bal

1.80 - 1.89

1

4,992,910

0.3

Amortizing Balloon

100

1,468,193,520

74.3

1.90 >=

6

127,518,745

6.5

Interest Only

12

508,824,466

25.7

Total:

112

1,977,017,986

100.0

Total:

112

1,977,017,986

100.0

Min:

1.20

Max:

4.82

Weighted Average:

1.51

Collateral Pool Highlights

Collateral Pool Highlights

Pool Characteristics

___________________________

1.

Percentages based on allocated loan amount per property.

2.

No other state represents more than 2.5% of the Initial Mortgage Pool Balance.

3.

Multifamily component includes mobile home park properties representing 0.4% of the Initial Mortgage Pool Balance.

4.

Includes 25.9% of Mortgage Loans (by Cut-off Date Balance) that provide for payments of interest only for a specified number of periods, followed by payments of principal and interest up to the maturity date. Of these loans, 67.1% (by Cut-off Date Balance) have three years or less of interest only payments.

(4)

(2)

(1)

(1)

(3)

25

Investment Grade and Significant Mortgage Loans

Investment Grade and Significant Mortgage Loans

Investment Grade Loans

Investment Grade Loan Characteristics

Name

Property Type

Cut-Off Date

Balance

Percent of

Initial

Mortgage Pool
Balance

U/W

DSCR

(1)

Cut

-

off

Date

LTV

(2)

S&P/ Moody’s

(3)

Office

$278,500,000

14.1%

1.65x

(4)

45.9%

(4)

A

-

/Baa2

Wachovia Portfolio

Office

218,704,629

11.1

1.31

42.2

AA

-

/Aa3

900 North Michigan Avenue (A Note)

Anchored Retail

207,810,357

10.5

1.57

(5)

60.9

(5)

BBB+/Baa2

Courtyard by Marriott Portfolio (Pooled Component)

Hotel

121,500,000

6.1

1.64

(6)

55.7

(6)

A

-

/Baa1

101 Avenue of the Americas (A

-

1 Note)

Office

89,911,806

4.5

1.70

(7)

59.9

(7)

BBB

-

/Baa3

Lakeside Commons

Office

46,500,000

2.4

2.08

57.8

BBB+/Baa2

Macquarie DDR Portfolio III

Anchored Retail

39,300,000

2.0

2.24

60.3

BBB

-

/Baa3

Decorative Center of Houston

Office

34,000,000

1.7

1.52

67.1

BBB

-

/Baa3

The Inn at Fox Hollow

Hotel

18,124,636

0.9

2.13

56.6

BBB

-

/Baa3

1919 Park Avenue

Office

15,000,000

0.8

4.82

32.3

AAA/Aaa

Total/Weighted Average:

-

$1,069,351,428

54.1%

1.66x

52.1%

-

Investment Grade and Significant Mortgage Loans

26

200 Park Avenue (Pooled Component)

___________________________

1.       Calculated based on underwritten net cashflow and debt service constant or interest rate, as applicable.

2.       Calculated based on Cut-Off Date Balance and the related appraised value.

3.       S&P and Moody’s have confirmed to us that the ratings in this column reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan (or, in the case of a Split
          Mortgage Loan, the related Pooled Component) in the Trust, the credit characteristics of that Mortgage Loan (or Pooled Component) are consistent with the obligations that are so rated.

4.       Based on $278,500,000 200 Park Avenue Pooled Component and $570,263,796 200 Park Avenue Non-Trust Loans. Subject information in the foregoing table does not reflect 200 Park Avenue Non-Pooled
          Component.

5.       Based on $207,810,357 900 North Michigan Avenue Mortgage Loan only. Subject information in foregoing table does not reflect 900 North Michigan Avenue Non-Trust Loan.

6.       Based on $121,500,000 Courtyard by Marriott Portfolio Pooled Component and $355,800,000 Courtyard by Marriott Portfolio Pari Passu Non-Trust Loans. Subject information in foregoing table does not reflect
          Courtyard by Marriott Portfolio Subordinate Non-Trust Loan.

7.       Based on $89,911,806 101 Avenue of the Americas Mortgage Loan and $59,941,204 101 Avenue of the Americas Non-Trust Loan.

Investment Grade and Significant Mortgage Loans

200 Park Avenue

Shadow Rating:

A- /Baa2

(1)

Purpose:

Acquisition

Cut Off Date Balance

-

(Pooled Component Only):

$278,500,000

(2)

Loan Per Square Foot:

$298

(3)

Weighted Average Interest Rate:

5.505347% per annum

(4)

Maturit

y Date:

5/11/2015

Term to Maturity:

10 years

Amortization:

Interest Only

Sponsor:

Tishman Speyer Real Estate Venture VI, L.P.

Property:

Class A 58-story office building with 2,850,323 square feet of net rentable area and six-level valet-
service parking garage with approximately 249 parking spaces.

-

-

Property Manager:

Tishman Speyer Properties, L.P.

Location:

New York, NY

Year Built:

1963; renovated 1991-1994, 1999-2004

Occupancy:

100.0% (as of 1/1/2005)

Investment Grade and Significant Mortgage Loans

27

___________________________

1.                   Rating is of 200 Park Avenue Pooled Component only. S&P and Moody’s have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of  the 200 Park Avenue Pooled Component in the Trust, its credit characteristics are consistent with the obligations that are so rated.

2.                   Based on 200 Park Avenue Pooled Component.  Does not reflect 200 Park Avenue Non-Trust Loans or 200 Park Avenue Non-Pooled Component.

3.                   Takes into account the 200 Park Avenue Pooled Component and the 200 Park Avenue Non-Trust Loans (excludes the 200 Park Avenue Non-Pooled Component).

4.                   The Weighted Average Interest Rate is the weighted average rate of the entire 200 Park Avenue Loan Combination.  The rate on the 200 Park Avenue Pooled Component may be different, and possibly lower, than that weighted average rate.

Investment Grade and Significant Mortgage Loans

200 Park Avenue

 (cont.)

Major Tenants:

Tenant

(1)

Appro

x.

Square Feet

Approx. % of

Base Rent

Rent

PSF

(

2

)

Lease End Date

Ratings

S&P/Moody’s

(

3

)

Barclays Bank PLC

333,822

12.

0

%

$51.5

0

7/31/2017

AA/Aa1

Winston & Strawn LLP

335,094

11.8%

$50.25

11/23/2011

(4)

NR

The Dreyfus Corporation

351,585

10.2

%

$

41.55

3

/31/20

19

A+

/

A

1

Gibson Dunn & Crutcher LLP

177,074

9.5%

$

76.23

5

/3

1/2006

(5)

NR

Greenberg Traurig LLP

241,610

8.4%

$

49.36

11/30/2013

(6)

NR

Rollover Schedule:

28

100.0%

$142,817,291

100.0%

2,850,323

Total

-

-

-

100.0%

0.0

0

Vacant

100.0%

44.2

63,165,842

100.0%

47.1

1,343,536

2015 and beyond

55.8%

1.6

2,299,625

52.9%

1.5

41,745

2014

54.2%

4.8

6,839,727

51.4%

5.2

148,610

2013

49.4%

2.9

4,170,706

46.2%

2.3

66,438

2012

46.5%

17.2

24,578,877

43.9%

17.0

484,716

2011

29.2%

1.7

2,441,280

26.8%

1.9

54,395

2010

27.5%

5.3

7,532,977

24.9%

6.5

185,424

2009

22.3%

5.1

7,214,688

18.4%

5.4

153,018

2008

17.2%

7.0

9,929,967

13.1%

5.9

169,573

2007

10.3%

8.7

12,364,260

7.1%

5.2

147,834

2006

1.6%

   1.6%

$2,279,342

1.9%

1.9%

55,034

(8)

   2005

(7)

Base Revenues

Cumulative % of Total

(7)

Revenues

As % of Total Base

(7)

Base Revenues

Approximate Expiring

Total Square Feet

Cumulative % of

Square Feet

As % of Total

Square Feet

Approximate Expiring

Year

Investment Grade and Significant Mortgage Loans

___________________________

1.

Ranked by approximate percentage of total underwritten base rent based on underwritten in-place base rent.

2.

Reflects in-place base rent.

3.

Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.  NR means not rated.

4.

Winston & Strawn LLP’s lease expiration consists of 112,951  square feet and 93,599 square feet expiring November 23 and 30, respectively, in year 2011, 125,105 square feet expiring 4/30/2007 and
3,439 square feet on a month to month basis.

5.

Gibson Dunn & Crutcher LLP’s lease expiration consists of 131,880 square feet expiring 5/31/2006 and 45,194 square feet expiring 10/31/2011.

6.

Greenberg Traurig LLP’s lease expiration consists of 148,610 square feet expiring 11/30/2013 and 93,000 square feet expiring 11/30/2021.

7.

Based on underwritten base rental revenues based on underwritten in-place base rent.

8.

Includes any month to month leases.

Investment Grade and Significant Mortgage Loans

200 Park Avenue (cont.)

$1,850,000,000 (as of 5/1/2005)

45.9%

$78,056,834

(2)

1.65x

(1)

(3)

Fee

Hard

Mezzanine Debt:

___________________________

1.

Based on a loan amount of $848,763,796 that includes the 200 Park Avenue Pooled Component and the 200 Park Avenue Non-Trust Loans.  The Cut-Off Date LTV for the entire 200 Park Avenue Loan
Combination is 48.6%.

2.

Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on assumed  mark-to-market rent adjustment applied to tenant leases and certain other lease-up assumptions is
$129,864,120.

3.

Calculated based on in-place U/W NCF and interest-only payments for the 200 Park Avenue Pooled Component and the 200 Park Avenue Non-Trust Loans and based on interest rate of 5.505347%
calculated on actual/360 day basis.  Based on in-place U/W NCF and interest-only payments for the entire 200 Park Avenue Loan Combination, U/W NCF DSCR is 1.55x.  U/W NCF DSCR based on projected underwritten net cashflow and interest-only payments for the 200 Park Avenue Pooled Component and the 200 Park Avenue Non-Trust Loans is 2.74x, and, taking into account interest-only payments for the 200 Park Avenue Non-Pooled Component,U/W NCF DSCR for the entire 200 Park Avenue Loan Combination is 2.59x.

Investment Grade and Significant Mortgage Loans

29

$275,000,000 co-terminus senior mezzanine loan (due 5/11/2015) and $170,000,000 junior mezzanine loan (with additional reserve facilities for future funding up to an aggregate of $50,000,000) due 5/11/2010, both subject to intercreditor agreements that comply with rating agency guidelines.

Defeasance beginning two years after the 200 Park Avenue Mortgage Loan and the 200 Park Avenue Non-trust Loans have been securitized. Prepayment without penalty permitted three months prior to Maturity Date.

On-going tax and replacement reserves. Insurance reserves required only if not covered under sponsor’s blanket insurance policy. Upfront reserves aggregating $25,817,640 for unfunded tenant allowances, leasing costs, required repairs and capital expenditures.

(1)

Appraised Value:

Cut-Off Date LTV:

U/W NCF:

U/W NCF DSCR:

Ownership Interest:

Reserves:

Lockbox:

Prepayment/Defeasance:

Investment Grade and Significant Mortgage Loans

Wachovia Portfolio

AA-/Aa3

(1)

Acquisition

$218,704,629

$33

6.4030% per annum

10/11/2011

6.4 years

27.5 years

American Financial Realty Trust

Investment Grade and Significant Mortgage Loans

___________________________

1.

S&P and Moody’s have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

2.

Includes the four “non-eligible properties”, which consist of 577,830 square feet.

3.

Weighted average based on allocated loan amounts.

30

(2)

(2)

Portfolio of 131    properties consisting of office buildings, bank branches, data centers and related
parking garages with an aggregate 6,590,826     square feet of net rentable area.

First States Management Corp., LLC (an affiliate of the Borrower)

Florida (32 properties), New York (2 properties), New Jersey (17 properties), North Carolina (17 properties),
South Carolina (11 properties), Georgia (4 properties), Virginia (20 properties), Connecticut (6 properties),
Pennsylvania (21 properties) and Maryland (1 property).

(3)

88.0%     (as of 2/28/2005)

Purpose:

Cut-Off Date Balance:

Loan Per Square Foot:

Interest Rate:

Maturity Date:

Term to Maturity:

Amortization:

Sponsor:

Property:

Shadow Rating:

Property Manager:

Location:

Year Built:

Occupancy:

1818-2000

Investment Grade and Significant Mortgage Loans

Wachovia Portfolio (cont.)

Major Tenant

:

Tenant

Approx.

Square Feet

Approx. % of

Base Rent

Rent PSF

(1)

Lease End Date

Ratings

S&P/Moody’s

(2)

Wachovia

 Bank

5,

382

,

431

8

6.1

%

$

5.

95

9/30/20

2

4

(3)

AA

-

/Aa

2

Ro

llover Schedule:

___________________________

1.

Reflects in-place base rent. Wachovia Bank pays no rent on 807,836 square feet of their space for the first 2 years of their lease term; they pay $5.95 per square foot on the remaining space.

2.

Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.

3.

Lease expiration consists of 912,975 square feet expiring 9/30/2006, 5,339 square feet expiring 9/30/2007 and the remainder expiring 9/30/2024.

4.

Based on in-place underwritten base rental revenues.

Investment Grade and Significant Mortgage Loans

Year

Approximate Expiring

Square Feet

As % of Total

Square Feet

Cumulative % of

Total Square Feet

Approximate Expiring

Base Revenues

(4)

As % of Total Base

Revenues

(4)

Cumulative % of Total

Base Revenues

(4)

2005

177,176

   2.7%

2.7%

1,196,388

   4.0%

4.0%

2006

976,797

14.8

17.5%

1,343,461

4.5

8.5%

2007

49,220

0.7

18.3%

307,846

1.0

9.5%

2008

22,814

0.3

18.6%

140,937

0.5

9.9%

2009

35,467

0.5

19.1%

376,998

1.3

11.2%

2010

7,756

0.1

19.3%

80,160

0.3

11.5%

2011

2,294

0.0

19.3%

0

0.0

11.5%

2012

0

0.0

19.3%

0

0.0

11.5%

2013

3,468

0.1

19.3%

40,908

0.1

11.6%

2014

5,590

0.1

19.4%

54,996

0.2

11.8%

2015 and beyond

4,464,117

67.7

87.2%

26,505,509

88.2

100.0%

Vacant

846,127

12.8

100.0%

0

0.0

100.0%

Total

6,590,826

100.0%

$30,047,203

100.0%

31

Investment Grade and Significant Mortgage Loans

Wachovia Portfolio (cont.)

Fee

Lockbox:

Hard

Prepayment/Defeasance:

Mezzanine Debt:

Permitted

Release  of Properties:

Permitted

Substitution of Properties:

Permitted

___________________________

1.

Aggregate of appraised value for 127 properties.  Excludes four non-eligible properties.

2.

The cut-off date LTV is based on the aggregate appraised value of the portfolio excluding non-eligible properties.

3.

Reflects in-place U/W NCF (excluding non-eligible properties). Projected underwritten net cashflow based on certain lease-up assumptions applied to vacant square feet is $36,375,570.

4.

Calculated based on in-place U/W NCF (excluding non-eligible properties) and an annual debt constant of 7.749% calculated on actual/360 day basis.  Underwritten DSCR based on projected underwritten net cashflow is 2.14x.

5.

Four of the properties are subject to ground lease.

6.

With respect to the Wachovia Portfolio Mortgage Loan (as identified in the Prospectus Supplement), a $15,157,150 portion of that mortgage loan is freely prepayable at any time without any prepayment consideration, and a $36,942,851 portion of that underlying mortgage loan is prepayable at any time but is required to be paid together with a yield maintenance charge (see “Description of the Mortgage Pool – Significant Underlying Mortgage Loans – The Wachovia Portfolio Mortgage Loan – Releases/Substitutions” in, and the modeling assumptions to, the Prospectus Supplement).

Investment Grade and Significant Mortgage Loans

32

Upfront required repair reserve. On-going for taxes, insurance and ground rent. Springing replacement reserve.
Low DSCR reserve if debt service coverage drops below 1.10 x. Branch Agreement Reserve for any lease assumption payment in connection with any closing of a Wachovia Bank branch. Special release reserve for any payment of an additional release amount actually made by the borrower in connection with the release of a
Special Release Property. For any of the foregoing reserves (other than up-front), the borrower may provide, in lieu of cash, a letter of credit in form and substance acceptable to mortgagee. In lieu of cash payments required in connection with the release of a Special Release Property, borrower may also deliver a guaranty. Springing rollover reserve in connection with any termination or surrender of space either greater than 2,500 square feet or any payment in connection with termination or surrender greater than $50,000.

Cut-Off Date LTV:

U/W NCF:

U/W NCF DSCR:

Ownership Interest:

Reserves:

Appraised Value:

1.31x

$22,231,421

42.2%

$517,805,000   (as of 6/9/2004 through 7/1/2004)

Defeasance permitted beginning two years after securitization. Prepayment permitted three months prior to scheduled maturity date.

(1)

(2)

(3)

(4)

(5)

(6)

Investment Grade and Significant Mortgage Loans

900 North Michigan Avenue

Shadow Rating

:

BBB+ / Baa2 (1)

Purpose:

Refinance

Cut

-

Off Date Balance

(A Note

Only

)

:

$207,810,357 (2)

Loan Per Square Foot

(A Note

Only

)

:

$252 (2)

Weighted Average

Interest Rate:

5.644 % per annum (3)

Maturity Date:

1/11/2015

Term to Maturity:

9 years, 8 months

Amortization:

30 years

Sponsor:

JMB Realty Corporation

Property:

Class A Retail/ Office components aggregating 825,356 square feet comprised of 475,438 square foot anchored retail component, 349,918 square foot office component, and parking garage with approximately 1,660 parking spaces, located within a 66-story Class A, 2.7 million square foot mixed - use property.

Property Manager:

Urban Retail Properties Co. of Illinois

Location:

Chicago, Illinois

Year Built:

1989

Weighted Average

Occupancy

:

9

5

.

7

%

(

4

)

(as of 4/26/2005)

Anchor Sales:

Bloomingdales ($67.2 million) (5)

In

-

Line Sales/SF:

$668 (6)

In

-

Line Cost of Occupancy:

13.6% (6)

Investment Grade and Significant Mortgage Loans

___________________________

1.

S&P and Moody’s have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

2.

Does not reflect 900 North Michigan Avenue Non-Trust Loan.

3.

The weighted average interest rate is for the entire 900 North Michigan Avenue Loan Combination.  The rate on the 900 North Michigan Avenue Pooled Component may be different, and possibly lower, than that weighted average rate.

4.

Weighted average occupancy based on overall retail occupancy of 96.0% as of March 31, 2005 and office occupancy of 95.2%, as of April 26, 2005,  as weighted based on square footage.

5.

Anchor sales, as reported by the Borrower, for the twelve months ending January 31, 2005.

6.

Comparable in-line sales per square foot and occupancy costs for in-line mall shops for the twelve months ending December 31, 2004.

33

Investment Grade and Significant Mortgage Loans

900 North Michigan Avenue

(cont.)

Tenant (1)

Approx.
Square Feet

Approx. %
Total Square
Fee(1)

Lease
End Date

Ratings
S&P/Moody’s(2)

Anchor

Bloomingdale’s

250,363

52.7%

9/30/2008(3)

BBB+/Baa1

Major Retail Tenants:

Other Retail and In

-

Line Tenants

Equinox

30,021

6.3%

6/30/2018

NR

Mark Shale

20,538

4.3%

1/31/2015

NR

Mario Tricoci

12,636

2.7%

2/28/2011

NR

Williams Sonoma

9,839

2.1%

1/31/2014

NR

J. Crew

9,579

2.0%

3/31/2012

NR

Reta

il Rollover Schedule:

Investment Grade and Significant Mortgage Loans

___________________________

1.

Ranked by square footage.  The percentages of total square feet are based on total retail square footage of 475,438 square feet at the 900 North Michigan Avenue Mortgaged Property.

2.

Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.  NR means not rated.

3.

Bloomingdale’s lease provides for eight, five-year renewal options.

4.

Based on total retail square feet only.

5.

Based on in-place underwritten base rental revenues of retail space component.

6.

Includes the 250,363 square feet of Bloomingdale's space which is subject to eight, five-year renewal options.

Year

Approximate Expiring

Square Feet

(4)

As % of Total

Square Feet

(4)

Cumulative % of

Total Square Feet

(4)

Approximate Expiring

Base Revenues

(5)

As % of Total Base

Revenues

(5)

Cumulative % of Total

Base Revenues

(5)

2005

10,522

   2.2%

2.2%

$346,915

   2.7%

2.7%

2006

22,504

4.7

6.9%

930,286

7.2

9.8%

2007

3,461

0.7

7.7%

213,180

1.6

11.5%

2008

            271,447 (6)

57.1

64.8%

3,979,833

30.7

42.2%

2009

23,670

5.0

69.7%

2,024,831

15.6

57.8%

2010

3,997

0.8

70.6%

214,510

1.7

59.5%

2011

21,847

4.6

75.2%

547,215

4.2

63.7%

2012

17,955

3.8

79.0%

973,837

7.5

71.2%

2013

2,908

0.6

79.6%

126,450

1.0

72.2%

2014

19,250

4.0

83.6%

1,674,913

12.9

85.1%

2015 and beyond

58,851

12.4

96.0%

1,935,418

14.9

100.0%

Vacant

19,026

4.0

100.0%

-

-

-

Total

475,438

100.0%

$12,967,388

100.0%

34

Investment Grade and Significant Mortgage Loans

900 North Michigan Avenue

(cont.)

Tenant(1)

Rent PSF(2)

JMB Realty Corporation

80,584(4)

25.7

%

$

20.

4

5

1/31/2020(5)

NR

Grosvenor Capital Management, L.P.

72,883

15.9

%

$

14.00

9

/3

0

/201

8

(

6

)

NR

Major

Office

Tenants:

Walton Street

24,155

9.5

%

$

25.13

8

/

31

/20

12

NR

JMB Insurance

24,

246

8.1

%

$

21.36

4/30/2014

NR

Standard Parking Corporation

29,155

6.9%

$15.22

9/30/2013

NR

Office Rollover Schedule:

Investment Grade and Significant Mortgage Loans

___________________________

1.

Largest office tenants by square footage are ranked by approximate percentage of total in-place underwritten base rent for office space component.

2.

Reflects in-place base rent.

3.

NR means not rated.

4.

JMB Realty Corporation subleases approximately 53,000 square feet of its space to Urban Retail Properties Co., the third party property management company.

5.

3,363 square feet of storage space expires 1/31/2015 and 77,221 square feet expiring in 1/31/2020.

6.

Grosvenor Capital Management, L.P. has a one-time right to terminate its lease effective as of September 30, 2013 upon notice no later than October 1, 2012 and payment of a termination fee.

7.

Based on total office square feet only.

8.

Based on in-place underwritten base rental revenues of office space component.

Year

Approximate Expiring

Square Feet

(7)

As % of Total

Square Feet

(7)

Cumulative % of

Total Square Feet

(7)

Approximate Expiring

Base Revenues

(8)

As % of Total Base

Revenues

(8)

Cumulative % of Total

Base Revenues

(8)

2005

0

    0.0%

0.0%

$0

   0.0%

0.0%

2006

8,833

2.5

2.5%

164,753

2.6

2.6%

2007

0

0.0

2.5%

0

0.0

2.6%

2008

24,155

6.9

9.4%

461,119

7.2

9.7%

2009

0

0.0

9.4%

0

0.0

9.7%

2010

6,496

1.9

11.3%

161,880

2.5

12.3%

2011

0

0.0

11.3%

0

0.0

12.3%

2012

24,155

6.9

18.2%

607,015

9.5

21.7%

2013

84,945

24.3

42.5%

1,703,540

26.5

48.2%

2014

31,128

8.9

51.4%

656,085

10.2

58.5%

2015 and beyond

153,467

43.9

95.2%

2,668,380

41.5

100.0%

Vacant

16,739

4.8

100.0%

-

-

-

Total

349,918

100.0%

$6,422,772

100.0%

35

Approx.
Square Feet

Approx. %
of Base Rent

(1)

Lease
End Date

Ratings
S&P/Moody’s(3)

Investment Grade and Significant Mortgage Loans

Investment Grade and Significant Mortgage Loans

900 North Michigan Avenue

(cont.)

Appraised Value

:

$

341

,000,000

(

as of

1/

5

/

200

5

)

Cut

-

Off Date LTV

(A Note)

:

6

0.9

%

(

1

)

U/W NCF

:

$

2

2,6

55

,

79

5

(

2

)

U/W

NCF

DSCR:

1.

57

x

(

3

)

Ownership Interest:

Fee

Reserves:

On - going tax and TI/LC reserves. Insurance reserves not required so long as property covered under Sponsor’s blanket insurance policy. Upfront $4,013,098 unfunded tenant allowances reserve. Reserve of $210,000 per month for six months commencing April 11, 2008 if Bloomingdale’s does not renew lease on or prior to March 30, 2008. Required annual replacement reserve commencing April 11, 2006 and each year thereafter in amount equal to  the excess of $150,000 over amount spent for replacements and repairs during prior 12 months.

Lockbox:

Hard

Prepayme

nt/Defeasance:

Defeasance permitted two years after securitization.  Prepayment without penalty permitted six  months prior  to maturity date

Partial Release:

Yes

(

4

)

B Note

:

$36,967,072(5) 900 North Michigan Avenue Non -Trust Loan  will be held by an institutional investor.  The 900 North Michigan Avenue Non-Trust Loan will not be included in the LB-UBS 2005-C3 Trust.

36

1.

Based solely on Cut-off Date Balance of 900 North Michigan Avenue Mortgage Loan, without regard to the 900 North Michigan Avenue Non-Trust Loan.

2.

Reflects in-place underwritten net cashflow.  Projected underwritten net cashflow based on assumed lease-up of in-line retail space to market occupancy of 95.0% and certain other lease-up assumptions is
$23,324,253.

3.

Calculated based on in-place U/W NCF and annual debt constant of 6.922% , and without regard to the 900 North Michigan Avenue Non-Trust Loan.  Based on in-place U/W NCF, U/W NCF DSCR for the entire
900 North Michigan Avenue Loan Combination is 1.34x.  U/W DSCR based on projected underwritten net cashflow is 1.62x,without regard to the 900 North Michigan Avenue Non-Trust Loan and is 1.38x for the
entire 900 North Michigan Avenue Loan Combination.

4.

Release of the 20      floor is permitted subject to satisfaction of certain conditions including payment of a $4 million release price.

5.

Cut-off date balance.

th

Investment Grade and Significant Mortgage Loans

Investment Grade and Significant Mortgage Loans

Courtyard by Marriott Portfolio

Shadow Rating:

A-/Baa1(1)

Purpose:

Acquisition

Cut

-

Off Date Balance

(Pooled Component Only)

:

$121,500,000(2)

Loan Per Room:

$50,545(3)

Weighted Average

Interest Rate:

5.7225% per annum(4)

Maturity Date:

4/11/2015

Term to Maturity:

10 years

Amortization:

24.5 years(5)

Sponsor

s

:

Marriott International, Inc.; Host Marriott, L.P.; Sarofim Realty Advisors, Limited Partnership

Property:

64 hotels(6) containing an aggregate of 9,443 rooms located  in 29 states.

Property Manager:

Courtyard Management Corporation (a subsidiary of Marriott International, Inc.)

Location:

California (8), Illinois (7), Florida (5), Alabama (3), New York (2), Maryland (2), Connecticut (2), Georgia (3),
Missouri (2), Arizona (3), Michigan (2), Colorado (2), Virginia (2), Texas (3), New Jersey (1), Tennessee (2), Ohio
(2), North Carolina (2), Pennsylvania (1), Kansas (1), Arkansas (1), Washington (1), Indiana (1), Kentucky (1),
Oklahoma (1),  Minnesota (1), Oregon (1), Massachusetts (1), South Carolina (1).

Year Built:

1985 - 1990; renovated 2003 - 2005

___________________________

1.

Rating is of Courtyard by Marriott Portfolio Pooled Component only.  S&P and Moody’s have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the Courtyard by Marriott Portfolio Component in the Trust, its credit characteristics are consistent with the obligations that are so rated.

2.

Does not reflect Courtyard by Marriott Portfolio Non-Pooled Component.

3.

Takes into account the Courtyard by Marriott Portfolio Pooled Component and the Courtyard by Marriott Portfolio Pari Passu Non-Trust Loans (excludes the Courtyard by Marriott Subordinate Non-
Trust Loan).

4.

Weighted Average Interest Rate is the weighted average rate for the entire Courtyard by Marriott Portfolio Loan Combination.  The rate of the Courtyard by Marriott Portfolio Pooled Component (and
the Non-Pooled Component) may be different, and possibly lower, than that weighted average rate.

5.

Payments of interest only are required through and including the payment date in April 2008.  The weighted average amortization term is based on the principal balances of the allocated loan amounts of the Courtyard by Marriott Portfolio mortgaged real properties.  The allocated loan amounts of the Courtyard by Marriott Portfolio mortgaged real properties amortize on a 25 year schedule except for the allocated loan amounts for the Courtyard by Marriott-Fresno mortgaged real property, which amortizes on a 10.5 year schedule, and the Courtyard by Marriott-Poughkeepsie mortgaged real property, which amortizes on a 13 year schedule.

6.

An additional six properties secure the loan.  There are no allocated loan amounts for these properties and the U/W NCF does not include the net cashflow from these properties.

37

Investment Grade and Significant Mortgage Loans

Investment Grade and Significant Mortgage Loans

___________________________

1.

Occupancy is the weighted average occupancy of the Courtyard by Marriott Portfolio mortgaged real properties (does not include the six “additional collateral” properties) for the trailing 12 months through May 20, 2005, weighted by allocated loan amount per property for the 64 Courtyard by Marriott Portfolio Mortgaged Properties.

2.

ADR is the weighted average daily rate based on average daily rate for each of the Courtyard by Marriott Portfolio mortgaged real properties  (does not include the six “additional collateral” properties)  for the 12 months ending May 20, 2005, weighted by allocated loan amount per property for the 64 properties.

3.

RevPAR is the weighted average revenue per available room based on revenue per available room for each of the Courtyard by Marriott Portfolio mortgaged real properties  (does not include the six “additional collateral” properties)  for the 12 months ending May 20, 2005, weighted by allocated loan amount per property for the 64 properties.

4.

Aggregate of the appraised values of the 64 properties securing the loan (does not include the six “additional collateral” properties).

5.

Based on a loan amount of $477,300,000 that includes the Courtyard by Marriott Portfolio Pooled Component and the Courtyard by Marriott Portfolio Pari Passu Non-Trust Loans. The entire Courtyard by Marriott Portfolio Loan Combination Cut-off Date LTV is 64.2%.

6.

Reflects in-place U/W NCF.  Projected underwritten net cashflow based on assumption of increase in occupancy, ADR and RevPAR is $78,694,913.

7.

Calculated based on in-place U/W NCF and annual debt constant of 7.599% for the Courtyard by Marriott Portfolio Pooled Component and the Courtyard by Marriott Portfolio Pari Passu Non-Trust Loans commencing in year four, and without regard to the Courtyard by Marriott Portfolio Non-Pooled Component and the Courtyard by Marriott Portfolio Subordinate Non-Trust Loan.  U/W DSCR
based on projected underwritten net cashflow for the Courtyard by Marriott Portfolio Pooled Component and the Courtyard by Marriott Portfolio Pari Passu Non-Trust Loans is 2.14x and, taking into account the Courtyard by Marriott Portfolio Non-Pooled Component and the Courtyard by Marriott Portfolio Subordinate Non-Trust Loans also, U/W NCF DSCR for the entire Courtyard by Marriott Portfolio Loan Combination is 1.86x.

8.

In addition to release of properties by defeasance, the six “additional collateral” properties below may be released at any time after loan closing.

38

Courtyard by Marriott Portfolio (cont.)

Weighted Average Occupancy:

70.2%(1)

Weighted Average ADR:

$98.08(2)

Weighted Average RevPAR:

$68.99(3)

Appraised Value:

$856,500,000(4) (as of December 2004 -  January 2005)

Cut-off Date LTV:

55.7%(5)

U/W NCF:

$60,247,820(6)

U/W NCF DSCR:

1.64x(5)(7)

Ownership Interest:

Fee / Leasehold

Release of Properties:

Permitted(8)

Substitution of Properties:

Permitted only in the event of Casualty or Condemnation at a property.

Reserves:

On-going for taxes and FF&E. Provided Marriott International, Inc., or a subsidiary is the manager of the Properties, the
Properties are covered under Marriott International’s insurance programs, and such programs qualify, insurance escrows are not required; and, if ground rent expenses paid by Marriott on behalf of the Borrower, ground rent escrows not required. Upfront
FF&E Reserve of $10,282,033, and required repairs reserve of $764,161.

Lockbox:

Hard/Hotel

Investment Grade and Significant Mortgage Loans

Prepayment/Defeasance:

Defeasance permitted two years after latest securitization of any mortgage loan in the Courtyard by Marriott
Portfolio Loan Combination. Prepayment without penalty permitted three months prior to Maturity Date.

B Note:

Mezzanine Debt:

Additional Collateral:

___________________________

1.

No allocated loan amount attributed to these properties which may be released without penalty or payment.

39

Investment Grade and Significant Mortgage Loans

Courtyard by Marriott Portfolio (cont.)

$30,000,000 Courtyard by Marriott Portfolio Subordinate Non-Trust Loan.

CBM Mezzanine Borrower Limited Partnership, a Delaware limited partnership, an owner of indirect interests in the Courtyard by Marriott Portfolio Borrower, is the borrower under a mezzanine loan from Marriott
International, Inc., in the principal amount of $128,942,755, secured by one or more pledges of direct or indirect interests in the Courtyard by Marriott Portfolio Borrower. Further, the Courtyard by Marriott Portfolio Sponsor
has a one-time right to obtain a loan secured by a pledge of the direct or indirect ownership interests in CBM
Mezzanine Borrower Limited Partnership, owned by the Courtyard by Marriott Portfolio Sponsor, provided that certain conditions are met.

Six hotels located in five states.(1)

Investment Grade and Significant Mortgage Loans

Courtyard by Marriott Portfolio (cont.)

Courtyard by Marriott Portfolio Information:

___________________________

1.

Weighted average age, weighted by allocated loan amount per property.

2.

Weighted average for the trailing 12 months through May 20, 2005, weighted by allocated loan amount per property.

Location

# Properties

# Rooms

Age (Years)

(1)

Occupancy

(2)

ADR

(2)

RevPAR

(2)

Appraised Values

Allocated Loan Amounts

CA

8

1,182

17

70.7%

$103.20

$72.62

$116,300,000

$16,497,899

IL

7

1,015

19

68.3

$90.71

$61.95

99,800,000

14,157,268

FL

5

741

17

70.4

$112.71

$79.21

75,500,000

10,710,158

AL

3

442

19

67.6

$94.31

$63.84

42,600,000

6,043,082

NY

2

294

18

73.9

$120.61

$89.24

42,000,000

5,957,969

MD

2

295

16

75.8

$108.07

$82.03

35,500,000

5,035,902

CT

2

294

16

76.5

$108.15

$83.12

34,900,000

4,950,788

GA

3

435

19

65.8

$91.51

$60.23

33,000,000

4,681,261

MO

2

303

17

69.4

$94.87

$65.85

32,900,000

4,667,075

AZ

3

444

17

69.2

$87.45

$59.89

31,700,000

4,496,848

MI

2

295

17

68.3

$101.51

$69.25

30,700,000

4,354,991

CO

2

304

17

64.3

$91.78

$58.96

30,100,000

4,269,878

VA

2

299

17

77.4

$88.01

$68.44

26,200,000

3,716,638

TX

3

447

16

66.8

$87.02

$58.37

23,500,000

3,333,625

NJ

1

146

17

80.3

$116.85

$93.87

21,300,000

3,021,541

TN

2

290

17

71.5

$84.38

$59.86

20,900,000

2,964,799

OH

2

295

17

66.5

$84.68

$56.25

19,100,000

2,709,457

NC

2

298

17

67.8

$81.98

$55.62

16,900,000

2,397,373

PA

1

149

17

72.5

$113.55

$82.36

16,300,000

2,312,259

KS

1

149

17

66.4

$97.11

$64.51

14,600,000

2,071,103

AR

1

149

17

72.2

$85.35

$61.67

13,000,000

1,844,133

WA

1

149

16

71.2

$99.28

$70.67

13,000,000

1,844,133

IN

1

146

18

71.6

$87.01

$62.31

12,700,000

1,801,576

KY

1

146

17

66.2

$90.49

$59.90

12,700,000

1,801,576

OK

1

149

17

71.1

$79.61

$56.62

12,700,000

1,801,576

MN

1

146

17

69.1

$92.30

$63.77

10,300,000

1,461,121

OR

1

149

16

60.6

$76.82

$46.56

7,300,000

1,035,552

MA

1

146

17

54.2

$91.41

$49.50

5,700,000

808,582

SC

1

146

17

67.9

$72.33

$49.15

5,300,000

751,839

Totals/Weighted Averages

64

9,443

17

70.2%

$98.08

$68.99

$856,500,000

$121,500,000

40

Investment Grade and Significant Mortgage Loans

Investment Grade and Significant Mortgage Loans

101 Avenue of the Americas

Shadow Rating:

BBB-/Baa3(1)

Purpose:

Refinance

Cut-Off Date Balance:

$89,911,806(2)

Loan Per Square Foot:

:

$365(3)

Interest Rate:

5.3385% per annum

Maturity Date:

12/11/2011

Term to Maturity:

79 months

Amortization:

Sponsor:

Edward J. Minskoff Equities, Inc. and the Andalex Group LLC

Property:

Property Manager:

Location:

Year Built:

Occupancy:

Base Rent

Major Tenant:

Tenant

Square Feet

Approx. % of

Base Rent

(

4

)

Rent PSF

(5

)

Lease End Date

Ratings

S&P

/Moody’s

(6

)

Local 32B-32J Service

Employees International Union

411,097

100%

$36.62

12/31/2011

(7

)

NR

___________________________

1.

S&P and Moody’s have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

2.

Solely reflects the 101 Avenue of the Americas Mortgage Loan in the Trust.

3.

Reflects the 101 Avenue of the Americas Mortgage Loan in the Trust and the 101 Avenue of the Americas Non-Trust Loan.

4.

The percentage of total base revenues is based on underwritten base rental revenues.

5.

Reflects in-place base rent.

6.

NR means not rated.

7.

The lease provides for eight renewal options of five years for first renewal period, ten years for second renewal period, fourteen years for the third renewal period, ten years for fourth through seventh renewal periods and approximately ten years for the eighth renewal period.

41

Investment Grade and Significant Mortgage Loans

23-story, Class A office building containing approximately 411,097 square feet of  net rentable area.

Self - Managed

New York, NY

1990

100% (as of 1/1/2005)

30 years

Investment Grade and Significant Mortgage Loans

101 Avenue of the Americas (cont.)

Appraised Value:

$250,000,000 (as of 3/31/2005)

Cut

-

Off Date LTV

:

U/W NCF:

U/W

NCF

DSCR:

Ownership Interest:

Reserves

:

Lockbox:

Prepayment/Defeasance:

Ground Lease:

___________________________

1.

Based on a loan amount of $149,853,009 that includes the 101 Avenue of the Americas Mortgage Loan and the 101 Avenue of the Americas Non-Trust Loan.

2.

Reflects underwritten net cashflow.

3.

Calculated based on U/W NCF and annual debt constant of 6.692% for the 101 Avenue of the Americas Mortgage Loan and the 101 Avenue of the Americas Non-Trust Loan.

42

Investment Grade and Significant Mortgage Loans

59.9% (1)

$17,076,249(2)

1.70x(3)

Leasehold

On-going for taxes, insurance and ground rent. Insurance reserve is waived if the tenant maintains required insurance policies. Springing TI/LC reserve of $653,870 per month commencing October 11,
2009 if tenant has not extended its lease. Springing replacement reserve of $8,565 per month if tenant lease is no longer in effect.

Hard

Defeasance beginning two years after securitization of both A Note components. Prepayment without penalty permitted three months prior to maturity date.

The property is held by the borrower under a 99-year ground lease. The ground lease expires on
December 18, 2088

Investment Grade and Significant Mortgage Loans

Lakeside Commons

Shadow Rating:

:

BBB+/Baa2(1)

Purpose:

Acquisition

Cut-Off Date Balance:

$46,500,000

Loan Per Square Foot:

$91

Interest Rate:

5.630%  per annum

Maturity Date:

5/11/2012

Term to Maturity:

7 years

Amortization:

Interest Only

Sponsor:

A California City and County Governmental Pension Fund

Property:

Class A office complex comprised of  two buildings with an aggregate 513,677 square feet of net rentable area and 1,681 parking spaces

Property Manager:

Boss Lakeside Three, LLC

Location:

Atlanta, GA

Year Built:

1986 (One Lakeside Commons); 1997 (Two Lakeside Commons)

Occupancy:

86.9%  (as of 1/1/2005)

Investment Grade and Significant Mortgage Loans

___________________________

1.

S&P and Moody’s have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

43

Investment Grade and Significant Mortgage Loans

Lakeside Commons

(cont.)

Major Tenants:

Tenant (1)

Approx.
Square Feet

Approx. %  of
Base Rent

Rent PSF

Lease End Date

Ratings
S&P/Moody’s

Porsche Cars of North America, Inc.

55,172

13.

5

%

$24.6

5

2/1/2010

NR

Argosy Education Group, Inc.

33,615

7.3

%

$22.00

1/3

1

/2015

NR

BancMortgage

30,850

7.2

%

$23.50

10/1/2006

A+/

Aa3

AFC Enterprises, Inc.

23,464

6.3

%

$27.03

3/1/2006

B+/B1

UNUM Life Insurance Co. of America

23,455

5.1

%

$22.00

11/1/2008

BBB+

/

Ba

a

1

Rollover Schedule:

___________________________

1.

Ranked by approximate percentage of total in-place underwritten base rent.

2.

The percentages of total base rents are based on in-place underwritten base rental revenues.

3.

Reflects in-place base rent.

3.

Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.  NR means not rated.

4.

4,756 square feet of BancMortgage space expires on 9/1/2010.

5.

Based on in-place underwritten base rental revenues.

Investment Grade and Significant Mortgage Loans

Year

Approximate Expiring

Square Feet

As % of Total

Square Feet

Cumulative % of

Total Square Feet

Approximate Expiring

Base Revenues

As % of Total Base

Revenues

Cumulative % of Total

Base Revenues

2005

14,450

   2.8%

2.8%

$376,309

3.7

3.7%

2006

81,871

15.9

18.8%

1,947,170

19.3

23.1%

2007

34,898

6.8

25.5%

849,503

8.4

31.5%

2008

77,540

15.1

40.6%

1,723,146

17.1

48.6%

2009

32,369

6.3

46.9%

722,236

7.2

55.8%

2010

93,120

18.1

65.1%

2,205,276

21.9

77.7%

2011

6,687

1.3

66.4%

141,229

1.4

79.1%

2012

0

0.0

66.4%

0

0.0

79.1%

2013

23,419

4.6

70.9%

526,928

5.2

84.4%

2014

36,818

7.2

78.1%

758,252

7.5

91.9%

2015 and beyond

45,151

8.8

86.9%

815,430

8.1

100.0%

Vacant

67,354

13.1

100.0%

-

     -

-

Total

513,677

100.0%

$10,065,480

100.0%

44

(6)

(6)

(6)

(2)

(3)

(4)

(5)

Investment Grade and Significant Mortgage Loans

Lakeside Commons (cont.)

Appraised Value:

$80,400,000 (as of 3/1/2005)

Cut

-

Off Date LTV:

57.8%

U/W NCF:

$5,512,016

(1)

U/W NCF DSCR:

2.08x

Ownership Interest:

Fee

Reserves

:

Lockbox:

Hard

Prepayment/Defeasance:

:

Defeasance beginning two years after securitization.  Prepayment without penalty permitted three months prior to maturity date.

Partial Release:

None

___________________________

1.

Reflects in-place U/W NCF. Projected underwritten net cashflow based on certain lease-up assumptions applied to vacant square feet is $5,963,973.

2.

Calculated based on in-place U/W NCF and interest-only payments based on interest rate of 5.630% calculated on actual/360 day basis.  U/W NCF DSCR based on projected underwritten net cashflow is 2.25x.

Investment Grade and Significant Mortgage Loans

45

(1)

(2)

Springing reserves for taxes, capital expenditures and TI/LCs upon event of default or DSCR less than 1.40x.
Insurance reserves not required as long as the property is covered under sponsor’s blanket insurance policy.
Upfront deposits for landlord obligation reserve of $575,984 and required repair reserve of $10,800. Springing
Porsche Reserve – the Lakeside Commons Borrower is required to reserve for TI and rent abatements for any amount greater than $500,000.

Investment Grade and Significant Mortgage Loans

Investment Grade and Significant Mortgage Loans

Macquarie DDR Portfolio III

Shadow Rating:

BBB

-

/Baa3

(1)

Purpose:

Acquisition

Cut

-

Off Date Balance

$39,300,000

Loan Per Square Foot:

$122

(2)

Interest Rate:

5.098% per annum

Maturity Date:

4/5/2010

Term to Maturity:

5 years

Amortization:

Interest Only

Sponsors:

Macquarie DDR Trust ( DDR Macquarie Fund LLC and DDR Macquarie Longhorn III Holdings LLC)

Property:

Location:

Grandville, MI, Parker, CO, and McDonough, GA

Years Built:

2000-2001

-

U/W Overall Occupancy (As of):

98.0%

(3)

(3/15/2005)

___________________________

1.

S&P and Moody’s have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

2.

Based on 321,857 square feet of collateral space

3.

Calculated as a weighted average physical occupancy based on the allocated loan balances as of the rent roll dated 3/15/2005.  Collateral physical occupancy is 94.1%. The overall occupancy based on tenant spaces leased including  master leases is 100%.  The  collateral is 100%  leased including master leased space.

46

The portfolio is comprised of three anchored retail properties with an aggregate of 1,115,908 square feet of total space, of which approximately 321,857 square feet are collateral together with 32,727 square feet of land subject to ground leases

Investment Grade and Significant Mortgage Loans

Investment Grade and Significant Mortgage Loans

___________________________

1.

The Anchors own their pads and improvements and therefore are excluded from the collateral. Home Depot is located at Parker Pavilion (110,0000 square feet). Lowe’s is located at Grandville
Marketplace (135,038 square feet) and McDonough Marketplace (115,000 square feet). Wal-Mart is located at Parker Pavilion (203,715 square feet) and McDonough Marketplace (192,571 square feet) .

2.

The lease end date reflects the expiration date for the 18,941 square feet located at Grandville Marketplace.  Petsmart is also located at Parker Pavilions (18,905 square feet, lease expiration date of
2/28/2017)

3.

The tenant is located at Grandville Marketplace.

4.

The tenant is located at Parker Pavilion.

5.

Represents the aggregate appraised value: $24,300,000 (Parker Pavilion) as of  4/1/2005; $33,650,000 (Grandville Marketplace) as of 4/01/2005 and McDonough Marketplace $7,200,000 as of
4/1/2005.

6.

U/W Net Cash Flow and U/W NCF DSCR were calculated including approximately $339,872 of income from four master leases to Developers Diversified Realty Corporation . Also included in NCF is rent from Hollywood Video which has a free rent period through 2/28/2006. The Borrower is required to pay on a monthly basis the amount that would otherwise be due under the Hollywood Video lease during such free rent period.

Macquarie DDR Portfolio III (cont.)

Major Tenants:

The property is anchored by tenants including Home Depot, Wal-Mart  and Lowe’s (1). The portfolio has 52 tenants (including master leases and ground leases) and no tenant represents more than 8.4% of the total base rent.

Tenant

Square Feet

Lease End Date

PetSmart

(2)

37,846

1/31/2018

Circuit City

(3)

32,900

1/31/2017

Linens 'N Things

(3)

32,000

1/31/2013

Gander Mountain

(3)

31,080

3/31/2016

Office Depot

(4)

20,732

12/31/2016

A

ppraised Value:

$65,150,000

(5)

(4/1/2005)

Cut

-

Off Date LTV:

60.3%

U/W NCF:

$4,492,431

(6)

Cut

-

Off Date U/W DSCR

:

2.24x

(6)

47

Investment Grade and Significant Mortgage Loans

Investment Grade and Significant Mortgage Loans

Macquarie DDR Portfolio III (cont.)

Ownership Interest:

Fee

Release of Properties:

Yes

Substitution of Properties:

No

Reserves:

Monthly reserves for real estate taxes, insurance, replacement reserves and TI/LC’s will only be required following an event of default.

Lockbox:

Hard

Prepayment:

48

The Loan will be locked out for one year. Thereafter, the loan may be prepaid in whole or in part (in connection with a one-time right to a property release) with yield maintenance. In addition, the loan may be defeased in whole or in part two years after securitization. The Loan may be prepaid without penalty for the six months prior to the maturity date.

Investment Grade and Significant Mortgage Loans

Decorative Center of Houston

Shadow Rating

:

BBB

-

/

Baa3

(1)

Purpose:

Refinance

Cut

-

Off Date Balance

:

$34,000,000

Loan Per Square Foot:

$67

Interest Rate:

6

.

215

%

per annum

Maturity Date:

3/11/

2015

Term to Maturity:

10 years

Amortization:

30 years

(2)

Sponsor:

Charles

Steven

Cohen

Property:

Four office/showroom buildings with 50

8

,

900

square feet.

Property Manager:

Cohen Brothers Realty Corporation of Texas, Inc.

Location:

Houston, TX

Year Built:

1974, 1985

Occupancy

68.2% (as a of 3/1/2005)

Investment Grade and Significant Mortgage Loans

___________________________

1.

S&P and Moody’s have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

2.

Interest only during first 23 months.

49

Investment Grade and Significant Mortgage Loans

Decorative Center of Houston

(con

t.)

Major Tenants:

Tenant

(1)

Approx.

Square Feet

Approx. %

of Base

Rent

Rent

PSF

(2)

Lease End Date

Ratings

Moody’s/S&P

(3)

.

Robert Allen Group, Inc.

17

,

486

5

.

7

%

$2

0

.

00

8

/

3

1

/

20

1

4

NR

Baker Knapp & Tubbs

17,279

4.3%

$15.

35

2/28/2011

NR

Abrahams Oriental Rugs

13

,

857

3

.7

%

$

16

.

51

2

/

28

/20

11

NR

Kravet Fabrics

Texas, Inc.

1

3,

379

3

.6%

$

16

.

07

4

/

30

/

2010

NR

Stark Carpets

14,266

3.2%

$14.02

6/30/2010

NR

Rollover Schedule:

___________________________

1.

Ranked by approximate percentage of total in-place underwritten base rent.

2.

Reflects in-place base rent.

3.

NR means not rated.

4.

Based on in-place underwritten base rental revenues.

Investment Grade and Significant Mortgage Loans

Year

Approximate Expiring

Square Feet

As % of Total

Square Feet

Cumulative % of

Total Square Feet

Approximate Expiring

Base Revenues

(4)

As % of Total Base

Revenues

(4)

Cumulative % of Total

Base Revenues

(4)

2005

30,121

   5.9%

5.9%

461,111

   7.5%

7.5%

2006

23,251

4.6

10.5%

401,518

6.5

14.0%

2007

51,548

10.1

20.6%

987,264

16.0

30.0%

2008

28,157

5.5

26.1%

495,902

8.0

38.1%

2009

42,442

8.3

34.5%

830,433

13.5

51.5%

2010

48,599

9.5

44.0%

801,912

13.0

64.6%

2011

31,136

6.1

50.2%

493,985

8.0

72.6%

2012

31,589

6.2

56.4%

615,122

10.0

82.6%

2013

19,525

3.8

60.2%

390,633

6.3

88.9%

2014

40,774

8.0

68.2%

684,049

11.1

100.0%

2015 and beyond

0

0.0

68.2%

0

0.0

100.0%

Vacant

161,758

31.8

100.0%

-

     -

100.0%

Total

508,900

100.0%

$6,161,927

100.0%

50

Investment Grade and Significant Mortgage Loans

Decorative Center of Houston (cont.)

Appraised Value

:

$50,700 00,000 (as of 2/16/2005)

Cut

-

Off Date LTV:

67.1%

U/W NCF:

$3,815,659

Cut

-

Off Date

U/W

NCF

DSCR:

1.52

x

(1)

Ownership Interest:

Fee

Reserves

:

On-going tax, insurance and replacement reserves ($12,565 monthly) . Monthly TI/LC reserves of  $50,000 on each payment date up to maturity.

Lockbox:

Hard

Prepayment/Defeasance:

:

Defeasance beginning two years securitization. Prepayment without penalty six months prior to  maturity.

Guaranty:

Ma

ster Lease

:

Charles S. Cohen has master leased a portion of vacant space for no more than 12 years at market rent.

___________________________

1.

Calculated based on U/W NCF and annual debt constant of 7.361% commencing after the 23 month interest only period.

Investment Grade and Significant Mortgage Loans

51

Charles S. Cohen, the owner of the sponsor, is providing a guaranty subject to a limitation of $5,000,000 of the payment of any deficiency judgment obtained in connection with a foreclosure of the Decorative Center mortgaged real property, which guaranty will terminate when the net operating income equals or exceeds
$4,000,000 for two consecutive calendar quarters on a trailing twelve monthly basis provided, however, that rent payable under the master lease is excluded from the calculation of net operating income.

Investment Grade and Significant Mortgage Loans

Other Significant Mortgage Loans

Investment Grade and Significant Mortgage Loans

___________________________

1.

Calculated based on U/W NCF, and debt service constant or interest rate, as applicable.

2.

Calculated based on Cut-Off Date Balance and the related or estimated appraised value.

Other Significant Mortgage Loan Characteristics

Name

Property Type

Cut

-

Off Date

Balance

Percent of Initial

Mortgage Pool

Balance

U/W

DSCR

(1)

Cut

-

off

Date

LTV

(2)

CrossroadsTowne Center

Anchored

Retail

$

5

0,

5

00,000

2.6%

1

.

21

x

80

.

0

%

Pacific Pointe

Office

40,0

00,000

2.0

1.25

80.0

Total/Weighted Average:

-

$

90

,5

00

,000

4.6%

1

.

23

x

80

.

0

%

52

Investment Grade and Significant Mortgage Loans

Crossroads Towne Center

Purpose:

Refinance

Cut-Off Date Balance:

Loan Per Square Foot:

$198

Interest Rate:

5.84 %  per annum

Maturity Date:

Term to Maturity:

10 years

Amortization:

30 years

(2)

Sponsor:

Propert

y:

Regional power center with 254,589 square feet   of gross leasable area

Property Manager:

Vestar Properties, Inc.

Location:

Year Built:

2005

-

In-Line Sales/SF:

NAP

In-Line Cost of Occupancy:

NAP

Investment Grade and Significant Mortgage Loans

___________________________

1.

Based on total gross leasable area and excludes a 186,053 square foot shadow anchor, Super Target which is not part of the collateral.

2.

Interest only for the first four years.

3.

Excludes the shadow anchor Super Target which is not part of the collateral.  Collateral consists of 212,274 square feet.

4.

Not applicable since the property is newly constructed.

53

(1)

(3)

(4)

(4)

$50,500,000

6/11/2015

Lee T. Hanley

Gilbert, AZ

Investment Grade and Significant Mortgage Loans

Investment Grade and Significant Mortgage Loans

___________________________

1.

Overall occupancy based on square footage leased including all pad leases and related square footage even if pad improvements are not part of the collateral.  Physical overall occupancy is 82.9%.

2.

Appraised value upon completion of construction, as of July 15, 2005, is expected to be $67,700,000.  Appraised value upon reaching stabilized occupancy in March 15, 2006 is expected to be
$68,000,000.

Crossroads Towne Center

(cont.)

Tenant

Approx.
Square Feet

Lease End Date

Ross

30,187

3

/

31/20

15

Linens

‘

N Things

28,000

3

/31/20

15

Barnes & Noble

25,000

3

/31/20

15

Michaels

23,800

3

/31/20

15

Pier 1 Imports

10,800

3

/31/20

15

Top Five Major Tenants:

9

5.4

%

(1

)

(as of

5/1

1

/2005)

Appraised Value:

$

63,15

0,000

(

2

)

(as of

4

/

7

/2005)

Cut-Off  Date LTV:

80.

0

%

U/W NCF:

$

4,

328

,

774

1.21x

Ownership Interest:

Fee

Reserves:

Lockbox:

Springing

Prepayment:

Defeasance beginning two years after securitization.  Prepayment without penalty permitted four months prior to maturity date.

.

54

Overall Occupancy:

Cut-Off Date U/W NCF DSCR:

Ongoing for taxes, insurance, replacement reserves and TI/LCs. Upfront $182,408 for tenant related matters and
$4,280,000 with respect to Michaels lease.

Square Feet

Investment Grade and Significant Mortgage Loans

Pacific Pointe

Purpose:

Refinance

Cut

-

Off Date Balance:

40,000,000

Loan Per Square Foot:

$156

(1)

Interest Rate:

5.1

0

8%

Maturity Date:

6/11/

20

10

Term to Maturity:

5 years

Amortization:

Interest Only

Sponsors:

Urdang and Younan Properties

Property:

12-story Class A office building containing approximately 256,136 square feet

Location:

Gardena, CA

Year Built:

1988

, 19

8

9

Occupancy:

81.5%

(2

)

Tenant

Approx.

Approx. %

of  Base Rent

Rent PSF

Lease

End Date

Rati

ngs

S&P/Moody’s

Northrop Grumman Federal

Credit Union

35,038

15.5%

   $19.20

4/30/2009

(3

)

  NR

Bowman and Brooke LLP

25,350

16.5%

$28.13

6/14

/2013

(4

)

  NR

Corporate Office Centers of

California LLC

22,897

9.8%

$18.60

3/31/2010

NR

Kinetsu International Express

(USA) Inc.

17,000

8.5%

$21.60

8

/31/2014

(5

)

  NR

IBM Corporation

16,270

9.2%

$24.44

8/24

/2007

(6

)

A+/A1

Investment Grade and Significant Mortgage Loans

___________________________

1.

As of the Cut-Off Date.

2.

Based on stabilized occupancy of 81.5%.  At closing, the related borrower escrowed the amount of $4,000,000, representing proceeds allocable to the cash flow differential between the current net cash flow and the net cash flow based upon the projected underwritten occupancy.  As of 5/24/2005, the property was 75.2% occupied, with a DSCR of 1.14x.

3.

Northrop Grumman Federal Credit Union has one-time option to terminate its lease on 4/30/2006 upon nine months prior notice and payment of a termination fee pursuant to the lease.

4.

Bowman and Brooke LLP has one-time option to terminate its lease on 5/31/2010 upon nine months prior notice and payment of a termination fee pursuant to the lease.

5.

Kinetsu International Express (USA) Inc. has one-time option to terminate its lease on 4/30/2011 upon nine months prior notice and payment of a termination fee pursuant to the lease.

6.

719 square feet of storage space expires 8/24/2005.

55

Investment Grade and Significant Mortgage Loans

Investment Grade and Significant Mortgage Loans

Pacific Pointe (cont.)

Appraised Value (As of):

$50,000,000

(1)

(6/1/2007)

Cut

-

Off Date LTV:

80.0%

U/W NCF:

$2,

597

,

265

(2

)

Cut

-

Off Date U/W DSCR:

1.25x

(2

)

(3

)

Ownership Interest:

Fee

Reserves:

Monthly reserves for real estate taxes, insurance, tenant improvements and leasing commissions, and capital expenditures.  Holdback of $4,000,000, to be released in no more than two increments before June 12, 2007, upon the property attaining certain net cash flow thresholds.

Lockbox:

Hard

Prepayment/Yield

Maintenance:

The Loan will be locked out for six months, thereafter, the Loan may be prepaid in whole with yield maintenance. The Loan may be prepaid in part with yield maintenance following the initial lockout period, in connection with a certain permitted  transfer of the ownership interest in the borrower provided that the remaining principal balance is at least  equal to $20,000,000. In addition, any amounts remaining in the $4,000,000 holdback reserve on June 12, 2007 will be used to prepay the Loan, together with yield  maintenance. Prepayment in whole without penalty is permitted three months prior to Maturity Date.

___________________________

1.

Reflects the stabilized value as of 6/1/2007. As-is value is $45,000,000 as of 5/11/2005.

2.

Based on stabilized occupancy of 81.5%.  At closing, the related borrower escrowed the amount of $4,000,000, representing proceeds allocable to the cash flow differential between the current net cash flow and the net cash flow based upon the projected underwritten occupancy.  As of 5/24/2005, the property was 75.2% occupied, with a DSCR of 1.14x.

3.

Calculated based on interest-only payments based on an interest rate of 5.108% calculated on an actual/360 day basis.

56

Investment Grade and Significant Mortgage Loans

Top Ten Loans

Top Ten Loan Characteristics

Name

Property Type

Number of

Properties

Cut

-

Off Date

Balance

Percent of

Initial

Mortgage Pool

U/W

DSCR

(

1

)

Cut

-

off

Date

LTV

(

2

)

S&P

/

Moody’s

(3)

200 Park Avenue (Pooled Component)

Office

1

$

278

,

5

00,000

14.1

%

1

.

65

x

(4)

4

5

.9

%

(4)

A

-

/

Baa

2

Wachovia Portfolio

Office

131

218,70

4

,

62

9

11.1

1.31

42.2

AA

-

/Aa3

900 North Michigan Avenue (A Note)

Anchored

Retail

1

2

07

,

810

,

357

10.5

1.

57

6

0.9

BBB+

/Baa2

Courtyard by Marriott Portfolio (

Pooled Component

)

Hotel

64

1

21

,

500,000

6.

1

1

.

64

55

.7

(6)

A

-

/Baa1

101 Avenue of the Americas (A

-

1 Note)

Office

1

89

,

911

,

806

4.

5

1.70

59.9

BBB

-

/Baa3

Crossroads Towne Center

Retail

1

50,500,000

2.6

1.21

80.0

NR

Lakeside Commons

Office

1

46,500,000

2.4

2.08

57.8

BBB+/Baa2

Pacific Pointe

Offi

ce

1

40,000,000

2.0

1.25

80.0

NR

Macquarie DDR

Portfolio

III

Anchored

Retail

3

39,300,000

2.0

2.24

60.3

BBB

-

/Baa3

Decorative Center of Houston

Office

1

3

4,00

0,000

1.7

1.52

67.1

BBB

-

/Baa3

Total/Weighted Average:

-

205

$1,1

2

6

,7

2

6

,

79

2

57

.

0

%

1.5

7

x

54.5

%

-

Investment Grade and Significant Mortgage Loans

___________________________

1.

Calculated based on underwritten net cashflow and debt service constant or interest rate, as applicable.

2.

Calculated based on Cut-Off Date Balance and the related appraised value.

3.

S&P and Moody’s have confirmed to us that the ratings in this column reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan (or, in the case of a
Split Mortgage Loan, the related Pooled Component) in the Trust, the credit characteristics of that Mortgage Loan (or Pooled Component) are consistent with the obligations that are so rated.

4.

Based on $278,500,000 200 Park Avenue Pooled Component and $570,263,796 200 Park Avenue Non-Trust Loans.  Subject information in the foregoing table does not reflect 200 Park Avenue Non-Pooled
Component.

5.

Based on $207,810,357 900 North Michigan Avenue Mortgage Loan only.  Subject information in foregoing table does not reflect 900 North Michigan Avenue Non-Trust Loan.

6.

Based on $121,500,000 Courtyard by Marriott Portfolio Pooled Component and $355,800,000 Courtyard by Marriott Portfolio Pari Passu Non-Trust Loans.  Subject information in foregoing table does not reflect Courtyard by Marriott Portfolio Subordinate Non-Trust Loan.

7.

Based on $89,911,806 101 Avenue of the Americas Mortgage Loan and $59,941,204 101 Avenue of the Americas Non-Trust Loan.

57

(5)

(7)

(5)

(6)

(7)

Investor Reporting

Investor Reporting

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information.  Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee.  The following is a list of all the reports that are required to be made available to Certificateholders:

Investor Reporting

Name of Report

Description (information provided)

1

Distribution Date Statements

Principal and interest distributions, principal balances

2

Mortgage Loan Status Report

Portfolio stratifications

3

Comparative Financial Status Report

Revenue, NOI, DSCR t

o the extent available

4

Delinquent Loan Status Report

Listing of delinquent Mortgage Loans

5

Historical Loan Modification & Corrected Mortgage Loan Report

Information on modified Mortgage Loans

6

Historical Liquidation Report

Net liquidation proceeds a

nd realized losses

7

REO Status Report

NOI and value of REO

8

Servicer Watch List

Listing of loans in jeopardy of becoming specially serviced

9

Loan Payoff Notification Report

Listing of loans that have given notice of intent to payoff

58

Timeline

Timeline

Timeline

Date

Event

Week of June 6, 2005

Structural & Collateral Term Sheets Available/ Road

Shows/ Investor Calls

Week of June 13, 2005

Preliminary Prospectus Supplement Available/ Presale

Reports Available on Rating Agency Websites/ Pricing

Week of June 27,

20

05

Closing

59